Securities Act File No. 33-20420
Investment Company Act File No. 811-5487

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549


                                    FORM N-1A




REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [X]
      Post-Effective Amendment No.   27                                      [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [X]
      Post-Effective Amendment No.   27                                      [X]



                            MERRIMAN INVESTMENT TRUST

              1200 Westlake Avenue North, Seattle, Washington 98109

                            Telephone (206) 285-8877

                               AGENT FOR SERVICE:

                                Paul A. Merriman
              1200 Westlake Avenue North, Seattle Washington 98109




               It is proposed that this filing will become effective (check appropriate box):

              [X] immediately upon filing pursuant to paragraph (b)
              [ ] on JANUARY 29, 2003, pursuant to paragraph (b)
              [ ] 60 days after filing pursuant to paragraph (a)(i)
              [ ] on pursuant to paragraph (a)(i)
              [ ] 75 days after filing pursuant to paragraph (a)(ii)
              [ ] on pursuant to paragraph (a)(ii) of rule 485.

                    If appropriate, check the following box:

              [ ] this post-effective  amendment designates a new effective date for a previously filed post-effective amendment.

Logo Omitted     MERRIMAN
                 INVESTMENT TRUST








      PROSPECTUS    HIGH YIELD BOND FUND
January 28, 2003
                    GROWTH & INCOME FUND

                    LEVERAGED GROWTH FUND




                    This prospectus contains important information you should know before investing in our family of defensively managed, NO LOAD mutual funds.

                    Throughout this prospectus, Merriman Investment Trust is referred to as the "Trust," each portfolio of the Trust is referred to as a "Fund," collectively "Funds." The terms "we," "us" and "our" refer to the investment manager of the Funds, Merriman Investment Management Company.

                    Please read the prospectus carefully and keep it with your investment records. Please call or e-mail us if you need more information before you invest. Our toll-free number is 1-800-423-4893. Our web site is www.merrimanfunds.com and our E-mail address is info@merrimanfunds.com.

                    As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or made a judgement about the accuracy or adequacy of this prospectus. Anyone who tells you otherwise is committing a crime.


                    ============================================================
                    INSIDE

                    Summary of Investments, Risks and Performance..............2
                    Shareholder Information....................................8
                    Investment Approach and Risks.............................15
                    Management of the Funds...................................21
                    Financial Highlights......................................22

Summary of investments, risks & performance
We know you have investment choices. There are over 5,000 mutual funds from which to choose, many of which may be right for you. Thank you for taking the time to consider the Merriman Funds.


Investment Objectives


  High Yield
   Bond Fund   High Income, with some consideration to growth of capital

    Growth &   Long-term growth of capital, income
 Income Fund   and, secondarily, preservation of capital

   Leveraged   Capital appreciation
 Growth Fund   through the use of leverage and other investment practices


Principal Investment Strategies
All Merriman Funds invest primarily in the shares of unaffiliated investment companies, referred to throughout this prospectus as "mutual funds," "underlying funds," or "funds."



DEFENSIVE MANAGEMENT ALL FUNDS

               We follow a defensive strategy designed to protect capital from stock and bond market declines. Sometimes called market timing, our strategy is to be "in the market" when it is going up and "out of the market" when it is going down. We perform technical research and analysis to identify changes in market trends and respond according to the degree of the strength or weakness of such trends. We evaluate broad markets, discrete market sectors, individual mutual funds and classes of funds separately and may move investments from one sector or underlying fund or class of funds to another in response to market shifts. If we are successful in avoiding market exposure during market declines, you should experience greater returns than with an equivalent investment portfolio held through periods of market decline.

BROAD DIVERSIFICATION ALL FUNDS

               Investing primarily in the shares of other mutual funds complements our defensive strategy by providing broad diversification. It also enables us to blend a wide range of investment objectives and approaches, takes advantage of many portfolio management strengths, skills and talents and provides access to institutional funds not available to individual investors. Our screening begins with an analysis of the investment objectives, policies, and strategies of many mutual funds. We select funds primarily based upon the degree to which they will enhance the Fund's ability to achieve its investment objectives. We use absolute and risk-adjusted performance evaluations, including relative strength and volatility, over various time periods and market cycles, to identify funds for investment. Under normal circumstances, we will generally invest at least 80% of each Fund's assets (net assets plus the amount of any borrowing for investment purpose) in mutual funds having investment objectives and strategies consistent with the respective Fund's name and investment objectives.

TYPES OF INVESTMENTS HIGH YIELD BOND FUND

               The mutual funds included in the Fund's portfolio will invest primarily in non-investment grade corporate bonds, commonly called "junk bonds." To a lesser extent, they may invest in lower quality preferred and convertible securities, and equities.

GROWTH & INCOME FUND

               The mutual funds included in the Fund's portfolio will generally have investment objectives of growth, growth & income or income. They may invest in common stocks, bonds and securities convertible into common stocks, both domestic and foreign.

LEVERAGED GROWTH FUND

               Mutual funds included in the Fund's portfolio will generally have a growth or aggressive growth oriented objective. They may invest in common stocks or securities convertible into common stocks, both domestic and foreign. We may also invest in funds having other than growth or aggressive growth objectives if, in our opinion, the investment would enhance the ability of the Fund to achieve its objective. We may borrow money in this Fund investment purposes. Such borrowing, commonly known as leverage, amplifies the effect upon net asset value of increases and decreases in the market value of the Fund's portfolio. We use leverage in conjunction with our defensive management strategy when we believe a rising trend in the stock market, accompanied by little risk of decline, is strongly indicated. We may borrow up to $1 for each $2 of net assets.


Principal Risks
In any investment there is a degree of risk which must be assumed by the investor. To obtain greater rewards generally requires taking greater risks. Merriman Funds are no different. The value of Fund shares will fluctuate and you could lose money. The Funds are designed for long-term investors, including tax-deferred retirement plans. Consider investing if you can accept the risks accompanying the Funds' defensive approach to stock and bond investing. You should not invest your short-term savings or emergency reserve money.

DEFENSIVE MANAGEMENT ALL FUNDS

               The principal risk of the defensive strategy employed by the Funds is that we could be wrong in our expectations about market trends and the consequent deployment of Fund assets. If we are wrong in our expectations, opportunities for gains or income may be lost or you could lose money.

BROAD DIVERSIFICATION ALL FUNDS

               The Funds invest in shares of mutual funds which engage in a myriad of strategies and approaches to the investment markets. By investing in other mutual funds, investors indirectly pay higher operating costs than if they invested directly in the underlying funds. We try to mitigate these double-tiered costs by selecting funds having superior management skills, better performance potential and lower operational costs than most.

               We have no control over, and frequently no knowledge of, the day-to-day operations of underlying funds. Simply put, we may invest in a fund thinking they will do one thing, when in fact they may do something entirely different. Thus, we may lose the benefit we expected and incur risks we did not anticipate.

               There are regulatory restrictions on the percentage ownership we may take in underlying funds. These limitations may prevent us from purchasing the mutual funds we consider most desirable. In certain cases, underlying funds are permitted to make redemptions in securities rather than in cash. In such case, we would incur additional brokerage costs to liquidate the securities so received.

EQUITY SECURITIES
GROWTH & INCOME AND LEVERAGED GROWTH FUNDS

               These Funds invest in mutual funds which, in turn, invest in equity securities. Equity securities are subject to greater price fluctuation than debt securities. While this increases risk, it offers the potential for greater reward. The prices of equity securities change in response to many factors, including the issuer's earnings history and forecast, the value of its assets, economic conditions, interest rates, investor perceptions and market liquidity. Underlying funds may emphasize investment in particular sectors of the stock market or in particular types of companies. Any such emphasis carries with it increased risks of a special nature related to the sector or type of company. Underlying funds that use strategies such as options and futures to protect their investments or increase their income carry a risk that the prices of the options and futures do not correlate with the values of the securities in the fund's portfolio.

FIXED INCOME SECURITIES
HIGH YIELD BOND AND GROWTH & INCOME FUNDS

               These Funds invest in mutual funds which, in turn, invest in fixed income securities. The risks of fixed income securities include interest rate risk, credit risk and call risk. Interest Rate Risk is the potential for bond prices to fluctuate when interest rates change. When interest rates rise, bond prices fall. When interest rates fall, bond prices rise. Credit Risk is associated with a borrower failing to make payments of interest and principal when due. Credit risk increases as overall portfolio quality decreases. Call Risk for corporate bonds (or prepayment risk for mortgage-backed securities) is the possibility that borrowers will prepay (call) their debt prior to the scheduled maturity date, resulting in the necessity to reinvest the proceeds at lower interest rates. Call risk generally occurs during declining interest rates and is greater when an underlying fund is invested in long-term maturities.

HIGH YIELD BONDS
HIGH YIELD BOND FUND

               The High Yield Bond Fund invests primarily in mutual funds which invest their assets in non-investment grade corporate bonds, or "junk bonds." Junk bonds generally provide higher yields than higher quality securities, producing greater interest income for their investors. But they are regarded, on balance, as predominately speculative because they involve greater credit risk, including the risk of default or price fluctuation due to changes in the credit-worthiness of the issuer and because they are usually unsecured and may be subordinated to other creditors' claims. Price changes may occur because of developments in the issuing company, the economy or the political environment. They are also subject to greater general market risk than higher quality debt securities, which means their prices may decline significantly and rapidly during periods of general market decline or regional economic difficulty. Non-investment grade bonds may at times be difficult to value or sell at a fair price. Credit ratings on such bonds may not necessarily reflect their actual market risk. Call risk also tends to be greater for junk bonds in cases where the financial condition of an issuer improves, enabling it to refinance its debt at more favorable terms. Junk bonds are less sensitive to interest rate risk than higher quality securities.

FOREIGN SECURITIES & CURRENCIES
GROWTH & INCOME AND LEVERAGED GROWTH FUNDS

               Underlying funds in which the Funds invest may, in turn, invest their assets, in the securities of foreign issuers. Securities issued by foreign companies or governments present risks beyond those of domestic issuers. Such risks include political or economic instability, changes in foreign currency exchange rates, a lower level of regulation and accountability, and less publicly available information. Prices of foreign securities may be more volatile and less liquid than domestic securities.

LEVERAGE
LEVERAGED GROWTH FUND

               The Leveraged Growth Fund may borrow (use leverage) up to $1 for each $2 of net assets for investment purposes and the underlying funds in which all the Funds invest may use leverage. The use of leverage is a speculative technique, involving the payment of interest and other loan costs. Earnings may not be sufficient to offset costs, forcing the fund to sell portfolio securities when it is not advantageous to do so. This could result in higher than normal portfolio turnover, which usually generates higher transaction costs and expenses. The use of leverage will magnify the Fund's net asset value per share (NAV) fluctuation. To the extent the Fund invests in underlying funds that also use leverage, there will be a compound leverage risk, making the NAV more volatile than other leverage type funds.


PAST PERFORMANCE

The degree to which performance varies from year to year is one measure of risk. The bar charts below show this year-to-year performance for the past 10 calendar years for each Fund. The tables below the bar charts compare each Fund's performance over time to a broad-based securities market index. The High Yield Bond Fund* is compared to the Merril Lynch U.S. High Yield Index an unmanaged index of non-investment grade bonds rated BB & B. The other Funds are compared to the Standard & Poor's 500 Index, an unmanaged stock index of the 500 largest publicly traded companies. Both the bar charts and the tables below assume reinvestment of dividends and distributions. Remember that past performance (before and after taxes) is not necessarily an indication of how the Funds will perform in the future. The impact of taxes are not reflected in the bar charts; if reflected, returns would be lower than those shown.


Graph Omitted
High Yield Bond Fund*

Year-by Year Total Return (%)
As of 12/31 each year*


 1993    1994    1995   1996    1997    1998    1999    2000     2001    2002
14.45   -2.86   14.58   7.57    5.78    4.25    2.89    4.08    -3.42    0.21

Best Quarter     Q3 '91   +6.92%            Worst Quarter    Q1 '92   -4.02%


Average Annual Total Return As of 12/31/02

High Yield Bond Fund*                   1 Year      5 Years      10 Years

Return Before Taxes                      0.21%       1.56%         4.59%
Return After Taxes on Distributions     -0.65%      -0.16%         2.26%
Return After Taxes on Distributions      0.12%       0.40%         2.55%
 and Sale of Fund Shares

Merril Lynch US High Yield Index        -1.27%       1.29%         6.32%



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and may not be relevant to investors who hold Fund shares through tax-deferred arrangement, such as 401(k) plans or individual retirement accounts.


* The Flexible Bond Fund changed its name to The High Yield Bond Fund and changed its investment objective accordingly, effective January 1, 2000. The data shown above reflect the Fund's performance prior to this change, and should not be considered indicative of what the performance might have been if the Fund had operated as a high yield fund throughout the period.

Graph Omitted
Growth & Income Fund

Year-by Year Total Return (%)
As of 12/31 each year


1993     1994    1995    1996    1997    1998    1999     2000   2001    2002
2.76    -0.60   17.69   15.01   13.10   20.35   14.49   -13.24  -9.56   -8.73

Best Quarter     Q4 '99   +13.05%           Worst Quarter    Q4 '00   -6.54%

Average Annual Total Return As of 12/31/02

Growth & Income Fund                    1 Year      5 Years     10 Years

Return Before Taxes                     -8.73%       -0.26%       4.45%
Return After Taxes on Distributions     -8.73%       -1.67%       1.91%
Return After Taxes on Distributions     -5.36%       -0.36%       2.87%
 and Sale of Fund Shares

S&P 500 Index                          -22.09%       -0.58%       9.34%



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and may not be relevant to investors who hold Fund shares through tax-deferred arrangement, such as 401(k) plans or individual retirement accounts.


Graph Omitted
Leveraged Growth Fund

Year-by Year Total Return (%)
As of 12/31 each year

1993     1994    1995    1996    1997    1998    1999     2000    2001    2002
3.75    -0.15   17.06   11.99   12.22   24.37   29.98   -14.08  -14.09  -13.65

Best Quarter:    Q4 '99   +25.02%           Worst Quarter:   Q2 '00    -11.43%


Average Annual Total Return As of 12/31/02

Leveraged Growth Fund                  1 Year      5 Years      10 Years

Return Before Taxes                   -13.65%        0.60%        4.62%
Return After Taxes on Distributions   -13.65%       -1.28%        2.31%
Return After Taxes on Distributions    -8.38%        0.47%        3.27%
 and Sale of Fund Shares

S&P 500 Index                         -22.09%       -0.58%        9.34%




After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and may not be relevant to investors who hold Fund shares through tax-deferred arrangement, such as 401(k) plans or individual retirement accounts.

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

SHAREHOLDER TRANSACTION EXPENSES

                    These are fees paid directly from your investment. Many mutual funds charge their shareholders fees such as sales commissions, redemption fees and exchange fees. The Merriman Funds are no-load funds, which means that, except for the special services noted below, you will not pay shareholder fees.

                    Our transfer agent imposes certain service fees: a $15 "wire fee" if you request that your redemption proceeds be wired to your bank account; a $5 fee if you request an exchange of shares by telephone (there is no charge for exchanges made by mail).


ANNUAL FUND OPERATING EXPENSES

                    These are  expenses  that are  deducted  from  Fund  assets.
                    Operating expenses include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. While the Funds pay these expenses, you bear them indirectly, as the table below demonstrates.

                    THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUNDS.



                         HIGH YIELD        GROWTH &          LEVERAGED
                            BOND            INCOME             GROWTH
                            FUND             FUND               FUND

      Management Fees       1.00%           1.25%                   1.25%
    Interest Expenses                                      0.25%
        Other Expense       0.89%           0.71%          0.76%    1.01%
                            ----            ----           ----     ----

           Total Fund       1.89%*          1.96%*                  2.26%*
    Operating Expense

* Prior to voluntary expense reimbursement from investment manager. After reimbursement, 1.50% for High Yield Bond, 2.00% for Growth & Income and Leveraged Growth. Voluntary reimbursement may be terminated at any time.

Example

                    This example is intended to help you compare the cost of investing in the Merriman Funds with the cost of investing in other mutual funds.

                    The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:

                          HIGH YIELD       GROWTH &         LEVERAGED
                             BOND           INCOME           GROWTH
                             FUND            FUND             FUND

              I Year       $  192           $  199             $229
             3 Years          594              615              706
             5 Years        1,021            1,057            1,210
            10 Years        2,212            2,285            2,595

SHAREHOLDER INFORMATION

HOW TO PURCHASE SHARES

ANTI-MONEY LAUNDERING PROGRAM

               The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA Patriot Act"). In order to ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

               Procedures to implement the Program include, but are not limited to, determining that the Fund's distributor and transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Asset Control ("OFAC"), and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

GETTING HELP

               You may receive help opening accounts from the Trust by calling toll-free, 1-800-423-4893, by E-mail at info@merrimanfunds.com or by writing to the Trust at 1200 Westlake Avenue N, Suite 700, Seattle, WA 98109.

PRICING OF SHARES

               The value of Fund shares rises and falls constantly. There are no sales commissions charged to investors, which means that 100% of your money is used to buy shares at the Fund's net asset value. Net asset value is based upon the market value of the portfolio securities owned by the Fund. The per share price of your purchase is determined at the next calculation of net asset value after your purchase order is received by the transfer agent in proper order. Net asset value is calculated at the close of trading of the New York Stock Exchange (currently 4:00 p.m., New York time) on each day that the Exchange is open for trading.

ACCOUNT MINIMUMS AND GENERAL POLICIES

               The minimum initial investment in each Fund is $5,000 ($2,000 for IRA accounts; no minimum for Automatic Investment Plan accounts). (Some broker-dealers, such as Charles Schwab & Company, may accommodate investors who wish to invest less than $5,000.) Subsequent investments must be at least $100.

               You may purchase shares by mail with payment by check, or by telephone with payment by bank wire or Automated Clearing House
               (ACH) transfer. You may also place orders through a broker-dealer, who may charge you a fee for its services. Individual Retirement Accounts, corporate or self-employed retirement plans and Systematic Withdrawal Plans generally require special or supplemental application forms to open accounts. Payment for shares purchased should accompany the Account Application or purchase order as described herein. Payment must be made in U.S. dollars. Checks must be drawn on U.S. Banks. Third party checks will not be accepted.

               A Social Security or Taxpayer Identification Number (TIN) must be supplied and certified on the Account Application Form before an account can be established, unless you have applied for a TIN and the application so indicates. If you fail to furnish the Trust with a correct TIN, the Trust is required to withhold taxes at the rate of 31% on all distributions and redemption proceeds.

               If your payment is not received or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses (including a $25 fee) incurred by a Fund or the transfer agent. It is the policy of the Funds not to accept applications under circumstances or in amounts considered disadvantageous to shareholders. For example, if an individual previously tried to purchase shares with a bad check, or the proper social security or tax identification number is omitted, the Fund reserves the right not to accept future applications from such individual. The U. S. Postal Service or other independent delivery services are not agents of the Funds. Therefore, deposit in the mail or with such services of purchase applications or redemption requests does not constitute receipt by the transfer agent or the Trust.

PURCHASE BY MAIL

               To open an account by mail, complete and sign the Account Application form accompanying the Prospectus. Be sure to indicate in which Fund(s) you wish your investment to buy shares, and make your check payable to that Fund. The application and your check should be mailed to Merriman Mutual Funds, c/o US Bancorp Fund
               Services, LLC, 3rd Floor, PO Box 701, Milwaukee, Wisconsin 53201-0701. The foregoing address should also be used for all written shareholder communication to the transfer agent unless you are using an express or overnight delivery service. Mail orders for subsequent investments should include, when possible, the Additional Investment Form which is attached to your Fund confirmation statement. Otherwise, be sure to identify the Fund and your account in your letter.

               Overnight and express delivery services do not deliver to Post Office boxes. Please follow the instructions for regular mail orders, but use the following address to insure prompt delivery:
               Merriman Mutual Funds, c/o US Bancorp Fund Services, LLC, 3rd Floor, 615 E. Michigan Street, Milwaukee, WI 53202.

PURCHASE BY TELEPHONE WITH PAYMENT BY BANK WIRE

               To establish a new account or add to an existing account by bank wire, please call US Bancorp Fund Services, LLC, 1-800-224-4743, before wiring funds, to advise them of your forthcoming investment, the dollar amount, the account registration, and to obtain a confirmation number. This will insure prompt and accurate handling of your investment. Please instruct your bank to use the following wiring instructions:

               WIRE TO:             US Bank Trust Services,
                                    777 E. Wisconsin Avenue, Milwaukee, WI 53202
                                    ABA Number 075000022

               FOR CREDIT TO:       US Bancorp Fund Services, LLC,

       FOR FURTHER CREDIT TO:       (Fund Name),(Shareholder Account Number),
                                    (Shareholder Name/Registration)

               It is important that the bank wire contain all the information and that US Bancorp Fund Services, LLC receives prior telephone notification to ensure proper credit. The Fund and its transfer agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

PURCHASE BY TELEPHONE WITH PAYMENT BY ACH TRANSFER

               The Automated Clearing House (ACH) system allows you to purchase shares by an electronic transfer of funds from your bank checking account, money market account, NOW account or savings account. ACH transfer may not be used for your initial share purchase. Please follow the procedures under "Purchase By Mail" or "Purchase by Telephone with Bank Wire" for your first purchase. Only bank accounts held at domestic financial institutions that are ACH members can be used for ACH purchases. Your shares will be purchased at the net asset value determined as of the close of regular trading on the date that the transfer agent receives payment (in amounts of $100 or more) for shares purchased by electronic funds transfer through the ACH system. Most transfers are completed within three business days after your call to place the order. To preserve flexibility, the Fund may revise or remove the ability to purchase shares by telephone or may charge a fee for such service, although currently the Fund does not expect to charge a fee.

               Investors in the Fund may also request by telephone a change of address, a change of investments made through an Automated Investment Plan (see below), and a change in the manner in which dividends are received.

AUTOMATIC INVESTMENT PLAN

               The Automatic Investment Plan allows you to purchase shares by an electronic transfer of funds at regular monthly intervals from your bank checking account, money market account, NOW account or savings account. There is no minimum initial investment when you enroll in the Automatic Investment Plan. Your account will be debited and shares will be purchased at regular monthly intervals of your choosing. You may join the Automatic Investment Plan by completing that portion of the New Account Application or filling out a separate Automatic Investment Plan Application which you may obtain from the Fund or the transfer agent. You may cancel your participation in the Plan or change the amount of purchase or the day each month on which the shares are purchased at any time by calling 1-800-224-4743 or by writing to the Fund, c/o US Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. The change or cancellation will be effective five business days following receipt.

               Each investment through the Automatic Investment Plan must be at least $100 and not more than $50,000. For you to participate in the Plan, your bank or other financial institution must be an Automated Clearing House member. It will take about 15 days for US Bancorp to process your Automatic Investment Plan enrollment. The Fund may modify or terminate the Automatic Investment Plan at any time or charge a service fee, although no such fee is currently contemplated.

STOCK CERTIFICATES

               Certificates will not be issued for your shares unless you request them. In order to facilitate redemptions and transfers, most shareholders elect not to receive certificates. If you lose a certificate, you may incur delay and expense in replacing it.

HOW TO REDEEM SHARES

GETTING HELP

               If you need help redeeming shares or are uncertain of the requirements for redemption, please contact the transfer agent, at 1-800-224-4743, or write to the address shown below under the caption "Redemption by Mail." Knowledgeable, friendly personnel will be happy to assist you.

PRICING AND TIMING

               Because the value of Fund shares rises and falls constantly based upon the market value of its portfolio securities, your redemption price per share may be more or less than the price per share you paid for them. If the transfer agent receives your redemption order prior to the close of trading on the New York Stock Exchange (currently 4:00 p.m. New York time), your shares will be redeemed at the net asset value calculated as of that business day's close of trading. Otherwise, your order will redeem shares as of the next business day's close.

GENERAL REDEMPTION GUIDELINES

               You may redeem (sell) shares by mail or telephone. You may also redeem your shares through a broker-dealer who may charge you a fee for its services. To avoid delays in processing, please follow the policies described below.

               Payments to investors redeeming shares which were purchased by check will not be made until the Trust can verify that the payment(s) for the purchase has been, or will be collected. It may take up to twelve (12) days from the date of purchase for your check to clear. Redemption requests from retirement accounts must indicate an election not to have Federal Tax withheld or they will be subject to withholding. A Fund may suspend the right of redemption or postpone the date at times when the New York Stock Exchange is closed, or under any emergency circumstances as may be determined by the Securities and Exchange Commission.

               The Funds expect normally to make all redemptions in cash. Circumstances could arise, however, under which a Fund may wish to make redemptions "in kind" (in marketable securities from its portfolio). A shareholder receiving an "in kind" redemption, would incur brokerage fees upon disposition of such securities.

               The Board of Trustees reserves the right to redeem any account having a net asset value of less than $2,000 (due to redemptions, exchanges or transfers, and not due to market action) upon 60 days' written notice. If the shareholder brings his account net asset value up to $2,000 or more during the notice period, the account will not be redeemed. Be advised that such redemptions from retirement plans for which US Bancorp Fund Services, LLC serves as Custodian may be subject to tax withholding.

PAYMENT OF REDEMPTION PROCEEDS

               You may have your redemption proceeds sent to you by check, bank wire or ACH transfer. Proceeds will be sent to you, typically, within one or two business days, but no later than seven days after receipt of your redemption request. There is no charge for check redemptions. If you choose to have the proceeds wired, the transfer agent will charge your account $15 to pay for the wire transfer. If you elected the ACH option on the Account Application Form, you may choose to have your proceeds sent by electronic funds transfer to your bank account There is no charge for this service. There is a $100 minimum for each ACH transfer. It will usually take 2-3 business days for the redemption proceeds to reach your bank account.

REDEMPTION BY MAIL

               Your regular mail request should be addressed to Merriman Mutual Funds, c/o US Bancorp Fund Services, LLC, PO Box 701, Milwaukee, Wisconsin 53201-0701. Your overnight, express, certified or registered mail request should be addressed to Merriman Mutual Funds, c/o US Bancorp Fund Services, LLC, 3rd Floor, 615 E. Michigan Street, Milwaukee, Wisconsin 53202-5207. Your request must include:

               *    Your share certificates, if issued;
               * Your letter of instruction or a stock assignment specifying the Fund from which shares are to be redeemed, the account number, and the number of shares or dollar amount to be redeemed, signed by all registered shareholders in the exact names in which they are registered;
               *    Signature guarantee(s) (see "Signature  Guarantees," below);
                    and
               * Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

               If not directed otherwise, a check for your redemption proceeds will be sent to your address on record with the Fund.

REDEMPTION BY TELEPHONE

               You may make telephone redemptions (in amounts of $1,000 or more) unless you declined the privilege on the Account Application Form. (However, telephone redemption requests for IRA accounts will not be accepted.) To make a telephone redemption, call the transfer agent at 1-800-224-4743. The transfer agent will act upon any telephone instructions it believes to be genuine, to redeem shares from your account. Your Account Application Form specifies the person(s), bank, account number and/or address to receive your redemption proceeds. Once your account has been opened you may cancel the privilege by telephone or letter. Written instructions with signature(s) guaranteed (see "Signature Guarantees," below) are required to change the person(s), bank, account number and/or address designated to receive your redemption proceeds. Further documentation may be requested from corporations, executors, administrators, trustees and guardians. There is no charge for establishing or using this privilege. You may cancel the privilege at any time by telephone or letter. To protect you, your redemption proceeds will only be sent to you at your address of record or to the bank account or person(s) specified in your Account Application or Telephone Authorization Form currently on file with the transfer agent.

RISKS OF TELEPHONE TRANSACTIONS

               The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include, among others, requiring some form of personal identification prior to acting upon telephone instructions, providing written confirmation of all such transactions and/or tape recording all telephone instructions. Assuming procedures such as those listed above have been followed, the Fund will not be liable for any loss, cost or expense for acting upon an investor's telephone instructions or for any unauthorized telephone redemption. As a result of this policy, the investor will bear the risk of any loss unless the Fund has failed to follow such procedure(s).

               You cannot redeem shares by telephone if you hold the stock certificates representing the shares you are redeeming or if you paid for the shares with a personal, corporate, or government check and your payment has been on the transfer agent's books for less than 12 days. During drastic economic and market changes, telephone redemption services may be difficult to implement. If an investor is unable to contact the transfer agent by telephone, shares may also be redeemed by following the instructions for redeeming by mail.

SIGNATURE GUARANTEES

               A signature guarantee is a widely accepted way to protect you, the Funds and the transfer agent from fraud, and to be certain that you are the person who has authorized a redemption from your account. Signature guarantees are required for:

               *    Mail order redemptions in amounts greater than $50,000,
               *    Change of registration requests, and
               * Requests to establish or change exchange privileges or telephone redemption service other than through your initial account application.


               The Funds reserve the right to require a signature guarantee under other circumstances. The Funds will honor signature guarantees from acceptable financial institutions such as banks, savings and loan associations, trust companies, credit unions, brokers and dealers, registered securities associations and clearing agencies. A signature guarantee may not be provided by a notary public. The signature guarantee must appear either:

               *    On the written request for redemption,
               * On a separate instrument of assignment ("stock power") which should specify the total number of shares to be redeemed, or
               * On all stock certificates tendered for redemption and, if shares held for you by the transfer agent are also being redeemed, on the letter or stock power.


HOW TO EXCHANGE SHARES

               Shareholders may exchange, by mail or telephone, shares (in amounts worth $1,000 or more) of one Merriman Fund for shares of any other Merriman Fund or of any of three First American Funds money market funds described below. There is no fee for exchanges made by mail, but the transfer agent will charge your account a $5.00 exchange fee every time you make an exchange by telephone.

               To make an exchange, simply call the transfer agent at 1-800-224-4743 prior to 4:00 p.m. Eastern Time. Your exchange will take effect as of the next determination of net asset value per share of each fund involved (usually at the close of the New York Stock Exchange, currently 4:00 p.m., on each day the exchange is open for business).

               Once an exchange request is made, either in writing or by telephone, it may not be modified or canceled. The Trust reserves the right to limit the number of exchanges or to otherwise prohibit or restrict a shareholder(s) from making exchanges at any time, should the Trustees determine that it would be in the best interest of our shareholders to do so. A shareholder(s) will be given at least 10 days written notice prior to imposing restrictions or prohibition on Exchange Privileges. An exchange, for tax purposes, constitutes the sale of the shares of one fund and the purchase of those of another; consequently, the sale will usually involve either a capital gain or loss to the shareholder for Federal income tax purposes. During drastic economic and market changes, telephone exchange services may be difficult to implement. The exchange privilege is only available in states where the exchange may legally be made.

               For further information about the First American Funds Money Market Funds offered by US Bancorp, call the transfer agent at 1-800-224-4743, or write to US Bancorp Fund Services, LLC, Mutual Fund Services - 3rd Floor, PO Box 701, Milwaukee, Wisconsin 53201-0701.

               The First American Money Market Funds made available to Merriman Fund shareholders by US Bancorp under this Exchange Privilege are: First American Government Obligation Fund Class A, First American Prime Obligation Fund Class A, and First American Tax Free Obligation Fund Class A. They are not affiliated with the Merriman Funds or the Investment Manager, but are made available as a convenience to Merriman Fund shareholders desiring to invest a portion of their assets in money market instruments. The Investment Manager has entered into a Servicing Agreement with US Bancorp. whereby the Investment Manager receives 2/10 of 1% of the average daily net value of shares of any fund offered by US Bancorp which are beneficially owned by shareholders of the Merriman Funds in return for providing support services to said shareholders on behalf of US Bancorp.

OTHER SHAREHOLDER SERVICES

SYSTEMATIC WITHDRAWAL PLAN

               The Systematic  Withdrawal  Plan provides for regular  monthly or quarterly checks to be sent to you (or your designee). Shareholders owning shares of any Merriman Fund with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $50 per payment, by authorizing the transfer agent to redeem the necessary number of shares either monthly or quarterly in order to make the payments requested. Proceeds may either be mailed to you or moved to your bank account by ACH transfer. Transfers by ACH generally take up to three business days to reach your bank account. Share certificates for the shares being redeemed must be held for you by the transfer agent. If the recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Signature Guarantees"). Corporations or other legal entities should call the transfer agent for special instructions. There is no charge for the use of this plan. Shareholders should be aware that such systematic withdrawals could deplete or use up entirely the initial investment and may result in realized long-term or short-term capital gains or losses. The Systematic Withdrawal Plan may be terminated at any time by the Trust upon 60 days written notice or by a shareholder upon written notice to the transfer agent. An application may be obtained from the transfer agent by telephone at 1-800-224-4743. A signature guarantee is required to convert an existing account to systematic withdrawal.

INDIVIDUAL RETIREMENT ACCOUNTS AND OTHER RETIREMENT PLANS

               Plan forms for the regular deductible IRA, Roth nondeductible IRA, Simplified Employee Pension-Individual Retirement Accounts ("SEP-IRA") and Savings Incentive Match Plans ("SIMPLE") are furnished by the Trust to enable shareholders and employers to set aside tax-deferred investments in Merriman Funds. There is no charge to establish an IRA with the Merriman Funds. A $12.50 annual maintenance fee per account (maximum of $25 for multiple Merriman Fund IRA accounts) is charged by US Bancorp Fund Services, LLC, who acts as IRA Custodian. A $25 fee applies for each transfer to a Successor Custodian, each distribution to a participant and for each refund of an excess contribution. Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold Federal income tax. Redemption requests must indicate an election not to have Federal tax withheld or they will be subject to withholding. If you are uncertain of the redemption requirements, please contact US Bancorp Fund Services, LLC in advance at 1-800-224-4743. In addition to the plans mentioned above, Fund accounts may also be opened by all kinds of tax-deferred retirement plans. For assistance in opening or establishing tax-deferred retirement accounts, please call the Trust at 1-800-423-4893. Trust personnel will be happy to assist investors in establishing tax-deferred plans, including those which permit investments in vehicles other than the Merriman Funds.

TOLL-FREE INFORMATION LINES

               The Funds provide toll-free information lines, staffed during business hours for your convenience. Friendly, experienced personnel answer your questions, solve problems and provide current price quotes. For information about opening accounts, retirement plans, requests for prospectuses and account applications, call between 10 a.m. and 7 p.m. Eastern Time, 800-423-4893. For information about existing accounts, telephone exchanges and redemptions and for assistance with investing by wire, call between 9 a.m. and 8 p.m. Eastern Time, 800-224-4743.

SHAREHOLDER FEES

               Shareholders will be notified in writing at least 60 days prior to the Fund(s) putting any new or increased fee into effect. All fees disclosed in the Prospectus which are charged to shareholders by the transfer agent are subject to change without notice. In addition to the fees disclosed elsewhere in the Prospectus, the transfer agent charges $25 for any Stop Payment (of a liquidation or distribution check) ordered by a Shareholder. Also, for account history research of transactions or other items which occurred in or previous to the second calendar year previous to the date of the request, the transfer agent charges a fee of $5 per research item.

DIVIDENDS, CAPITAL GAINS AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

               Shareholders will receive dividends from net investment income, if any, quarterly for the High Yield Bond Fund and annually for the other Funds. The Funds will also distribute net realized capital gains, including short-term gains, if any, during November or December. All dividend and capital gain distributions are automatically reinvested in additional shares of the Fund at the then current net asset value. You may receive dividends and/or capital gains distributions in cash rather than shares of the Fund by so indicating on the Account Application Form or by notifying the Trust. Dividends and capital gains distributions are paid in cash or reinvested as of the "ex-date", which is normally the day following the record date.

               With respect to cash distributions, shareholders can authorize another person or entity to receive such distributions. The name and address of the intended recipient should be clearly indicated in the Account Application Form or on a signed statement accompanying the Application Form.

               Dividends and distributions are paid on a per-share basis. At the time of such a payment, therefore, the value of each share will be reduced by the amount of the payment. Keep in mind that if you purchase shares shortly before the payment of a dividend or the distribution of capital gains, you will pay the full price for the shares and then receive some portion of the price back as a taxable dividend or distribution.

TAX CONSEQUENCES

               The Funds intend to make distributions that may be taxable to shareholders, whether received in cash or reinvested in additional Fund shares. Dividends from net investment income and short-term capital gains will ordinarily be taxable to shareholders as ordinary income. Long-term capital gains distributions are taxable as long-term capital gains regardless of how long shares of the Fund have been held. Shareholders will receive Federal tax information regarding dividends and capital gains distributions after the end of each year. Dividends and capital gains distributions may also be subject to state and local taxes. Shareholders are urged to consult their attorneys or tax advisers regarding specific questions as to Federal, state or local taxes.

               Borrowing by the Leveraged Growth Fund may cause some of its portfolio securities to be treated as "debt-financed." Dividends paid to corporate shareholders from earnings on such securities would be ineligible for the 70% dividends-received deduction which might otherwise be available to corporate shareholders.

               Exchanges and redemptions are taxable events for Federal income tax purposes; accordingly, capital gains or losses may be realized.

               Income (including dividends and distributions of short-term capital gains) received by a Fund from underlying funds, interest received on money market instruments, and net short-term capital gains received by the Fund on the sale of underlying fund shares, will be distributed by the Fund and will be taxable to shareholders at ordinary income tax rates. Investors in the Fund may experience a greater tax liability than would result if they invested directly in the underlying funds.

               Distributions of long-term capital gains received by a Fund from underlying funds, as well as net long-term capital gains realized by a Fund from the sale (or redemption) of underlying fund shares or other securities held by a Fund for more than one year, will be distributed by the Fund and will be taxable to shareholders as long-term capital gains (even if the shareholder has held the shares for less than six months). However, if a shareholder who has received a capital gains distribution suffers a loss on the sale of his shares not more than six months after purchase, the loss will be treated as a long-term capital loss to the extent of the capital gains distribution received.

               For purposes of determining the character of income received by a Fund when an underlying fund distributes long-term capital gains to the Fund, the Fund will treat the distribution as a long-term capital gain, even if it has held shares of the underlying fund for less than one year. However, any loss incurred by the Fund on the sale of that underlying fund's shares after holding them for less than six months will be treated as a long-term capital loss to the extent of the gain distribution.


INVESTMENT APPROACH AND RISKS
The investment objectives and policies of each Fund, unless otherwise stated, may be changed by the Board of Trustees of the Trust without the prior consent of shareholders. Shareholders would be given sixty days notice in writing, however, prior to a material departure from the stated objectives and policies. Should such a change be implemented, the resulting investment objectives and policies may be different from those the shareholders considered appropriate for their needs at the time of investment in the Fund. There can be no assurance that a Fund's investment objective will be achieved.

implementation of Investment objectives
We follow a disciplined, systematic approach to the investment markets which couples broad diversification with market timing. We believe that our approach will result in less volatility and greater long-term total returns than by an approach which emphasizes individual stock selection in a portfolio held through periods of market growth and decline.

DEFENSIVE MANAGEMENT ALL FUNDS

               All the Funds employ a defensive strategy designed to reduce exposure to "market risk," the investment risk associated with general stock and bond market declines. In other words, we try to anticipate stock and bond market trends in order to be "in the market" when it is going up and "out of the market" when it is going down. This is sometimes called market timing. When we anticipate rising market cycles, we fully invest Fund assets in the market. To preserve capital we liquidate portfolio investments into money market instruments when we anticipate market declines. We adjust the degree to which we respond to anticipated market trends based upon our analysis of the strength or weakness of such trends. Because various market sectors may not move in the same direction or with the same intensity at the same time, we may move Fund investments from weaker sectors into stronger ones. For temporary defensive purposes, if we determine that there is a substantial risk of a broad market decline because of adverse market, economic, political or other conditions, we could retreat from the market completely and invest 100% of a Fund's assets in money market instruments.

FIXED INCOME PORTFOLIOS
HIGH YIELD BOND, GROWTH & INCOME FUNDS

               Underlying funds comprising the High Yield Bond Fund and fixed income portions of the Growth & Income Funds' portfolios invest, generally, in domestic debt securities, having maturities from 5 to 25 years. We invest aggressively in such mutual funds when our technical analysis determines that favorable conditions for investment exist. For the Growth & Income Fund, this would generally be when the trend in interest rates is stable to declining. In the case of the High Yield Fund, this would generally be when favorable prospects exist for obtaining high yields without undue risk of price declines due to eroding credit, economic and market conditions. We shift to mutual funds emphasizing shorter maturities, higher quality investments or money market instruments when, in our opinion, favorable investment conditions no longer exist. By being fully invested when market conditions are favorable, we for capital growth will be present as the market value of portfolio securities rises. Conversely, by holding only higher quality, shorter-term maturities and money market instruments when interest rate, credit, economic and market conditions are unfavorable, we may avoid decreases in the market value of fixed income portfolio investments, while we continue to earn interest income on the alternative investments.

EQUITY PORTFOLIOS
LEVERAGED GROWTH AND PORTIONS OF THE GROWTH & INCOME FUND

               Underlying funds in the equity portfolios invest, generally, in common stocks and securities convertible into common stocks, both domestic and foreign. We will fully invest in qualifying mutual funds when we anticipate a generally rising trend in the equities market accompanied by little risk of decline. But when we believe there is a risk of market decline, we will adjust the portfolio to preserve capital by liquidating market investments into money market instruments. There are thousands of equity-oriented mutual funds available, offering a multitude of investment objectives and approaches. They cover various market sectors and their management styles and performance histories vary greatly. Some funds excel in rising markets, others in stable or declining markets. We analyze and respond to the various equity sectors separately. Thus, we could be fully invested in one or more sectors or individual mutual funds, while liquidating others. Our equity analysis evaluates various technical data such as stock and stock index price changes, market volume, momentum and other relevant technical and economic data.

PROPRIETARY ANALYTICAL MODELS

               We use an interrelated group of proprietary, econometric analytical models to control the timing of portfolio transactions. These models analyze diverse market technical data to assist us in projecting trend changes in market prices. Simply put, they generate buy and sell signals. The models are used to analyze broad markets or discrete market sectors. Even individual mutual funds may be monitored and technically evaluated by the models. We may respond to buy and sell signals generated for broad markets as well as for discrete sectors or individual mutual funds. None of the models recommend or select specific securities for purchase or sale by the Funds, but the models are designed to detect trend changes in market price movement.

BROAD DIVERSIFICATION ALL FUNDS

               In an effort to gain broad diversification, all Funds invest primarily in the shares of unaffiliated investment companies. These include "open-end" and "closed-end" funds, or unit investment trusts. Open-end funds, which will comprise the majority of Fund investments, continuously sell their shares to the public and will purchase (redeem) their shares from shareholders. "Closed-end" funds and unit investment trusts are typically traded on the open market and do not continuously sell and redeem their shares. Mutual funds give us several advantages over direct investment in individual securities:

               *    Broader diversification.
               * An excellent complement to the Funds' defensive management strategy.
               * A wide range of investment approaches, with over 5,000 funds in operation.
               * Many professional portfolio management strengths, skills and talents.
               * Access to institutional funds not available to individual investors.

               All other factors being equal, we will prefer open-end mutual funds which do not charge sales commissions or redemption fees over other alternatives. But when we believe the potential investment merits outweigh the added transaction costs, we may invest in open-end mutual funds that charge sales commissions or redemption fees and may also purchase closed-end mutual funds or unit investment trusts, in transactions involving customary brokerage fees. Wherever possible, we will take advantage of volume purchasing or other investment programs which reduce or eliminate such transaction costs. The mutual funds in which the Funds invest may incur distribution expenses in the form of "12b-1 fees," but the Fund's investment manager will receive no benefit from such fees.

               Under normal circumstances, we will generally invest at least 80% of each Fund's assets (net assets plus the amount of any borrowing for investment purpose) in mutual funds having investment objectives and strategies consistent with the respective Fund's name and investment objectives. But we may invest in mutual funds which do not share similar investment objectives as the Fund making the investment. We select mutual funds primarily based upon the degree to which we believe they will enhance the Fund's ability to achieve its investment objectives. There are many factors which can account for the significant variation in investment performance from one mutual fund to another - even those having similar investment objectives and investing in the same category or class of assets. The level of risk a fund assumes, the capabilities of its management and, to a lesser extent, its level of operating expense may each account for substantial differences in investment results over any given period of time. Some fund managers, for example, have demonstrated capabilities to excel above their peers in rising markets, while some do better in falling or stagnant markets. Those willing to take greater risk can generally be expected to outperform their more conservative peers in rising market periods, but are also likely to lose value more rapidly during falling market periods. Excellent performance based upon risk assumption and management skill can be lost through high operating or sales expense.

               Our screening begins with an analysis of the investment objectives, policies, and strategies of many mutual funds. Acceptable candidates are then subjected to absolute and risk-adjusted performance evaluation over various time periods and market cycles. Each candidate is compared to peer funds in their respective asset class. Volatility is evaluated for each fund and class of funds. The portfolio composition of each fund, as reported through sources like Morningstar, is subjected to technical and fundamental analyses as deemed appropriate. To a lesser extent, the current investment outlook of fund management, to the extent obtainable through fund literature and interviews with fund portfolio managers, is evaluated. Strength of management, size, and shareholder services offered are among other factors we evaluate in selecting suitable mutual funds for inclusion in a Fund's portfolio. All funds must be registered in the United States, and we will not invest more than 25% of a Fund's total assets in any one underlying fund or in funds which concentrate their investments in any one industry.

OTHER IMPORTANT STRATEGIES

ACTIVE TRADING ALL FUNDS

               The Funds' strategy of defensive management results in active trading. The Funds have no restrictions on portfolio turnover, which will normally range from 100% to 300%. (A 100% turnover rate would occur, for example, if all of the securities in a Fund are replaced within a period of one year.) Our strategy during volatile market conditions could occasionally produce turnover rates exceeding 300%. High portfolio turnover may result in greater capital gains (and taxes on those gains) than with less active portfolios. To the extent a Fund invests in mutual funds involving sales commissions, redemption or brokerage fees, higher transaction costs would impact shareholder returns. The volatility of the stock markets and interest rates, together with the defensive management strategy employed by the Funds, may involve selling portfolio securities within twelve months of their purchase which could result in short-term gains and/or losses.

MONEY MARKET INSTRUMENTS ALL FUNDS

               Each Fund may invest in money market instruments as an interest-earning substitute for cash - even up to 100% of their assets for temporary defensive purposes. Underlying funds may also hold money market instruments, and underlying money market funds invest exclusively in money market instruments.

               Money market instruments mature in thirteen months or less from the date of purchase and may include any of the U.S. Government Securities listed under "Fixed Income Investments," below, bankers acceptances and certificates of deposit of domestic branches of U.S. banks. Also included are repurchase agreements ("Repos") and variable amount demand master notes ("Master Demand Notes") which, at the time of purchase, will be rated in the top two quality grades by Moody's Investors Services, Inc. or Standard and Poor's Corporation or, if not rated, will be of equivalent quality in our judgment. Mutual funds investing at least 80% of their assets in money market instruments, or which hold themselves out to be money market funds, are included in the definition of money market instruments.

MASTER DEMAND NOTES

               Master Demand Notes are unsecured debt obligations of U.S. corporations which are redeemable upon demand. Master Demand Notes permit a fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the fund and the issuing corporation. We will purchase Master Demand Notes only through the Master Demand Note program of the Funds' custodian bank, who acts as administrator thereof. Because they are direct arrangements between a fund and the issuing corporation, there is no secondary market for the notes. However, they are redeemable at face value, plus accrued interest, at any time. Our investment in the Master Demand Notes of any given issuer, together with any other securities of such issuer, will be limited to 5% of a Fund's total assets. Underlying funds may invest up to 100% of their assets in Master Demand Notes.

investment Risks
Like all investments, the Funds involve risk. Because of risk, the value of Fund shares will fluctuate and you could lose money. You should not invest your short-term savings or emergency reserve money.

FIXED INCOME INVESTMENT RISKS
HIGH YIELD BOND AND GROWTH & INCOME FUNDS

               The High Yield Bond Fund invests primarily, and the Growth & Income Fund invests a portion of its assets, in mutual funds which, in turn, invest in fixed income securities. There are three types of risk associated with fixed income investment:
               Interest Rate Risk, Credit Risk and Call Risk.

               INTEREST RATE RISK is the potential for bond prices to fluctuate when interest rates change. When interest rates rise, bond prices fall. When interest rates fall, bond prices rise. Interest Rate Risk increases as average maturity increases. The table illustrates the probable effect of a 1% change in interest rates on three investment grade bonds of varying maturities. Thus, to the extent an underlying fund is invested in long-term maturities, its interest rate risk will be high. We invest in long-term bond funds only when we believe interest rates will be stable or declining. Non-investment grade bonds are less subject to interest rate risk than higher rated debt securities.

          PERCENT INCREASE (DECREASE) IN THE
            PRICE OF A PAR BOND YIELDING 5%

     BOND           1% INTEREST         1% INTEREST
   MATURITY        RATE INCREASE       RATE DECREASE

    Short
  2.5 years           -2.29%              +2.35%

 Intermediate
   10 years           -7.43%              +8.17%

    Long
  20 years           -11.55%             +13.67%

               CREDIT  RISK  is  associated  with a  borrower  failing  to  make payments of interest and principal when due. Credit Risk increases as overall portfolio quality decreases. Thus to the extent that an underlying fund is invested in high grade bonds and U.S. Government Securities, it will experience minimal credit risk, but to the extent it invests in non-investment grade bonds, its exposure to Credit Risk increases.

               CALL RISK for corporate bonds (or prepayment risk for mortgage-backed securities) is the possibility that borrowers will prepay (call) their debt prior to the scheduled maturity date, resulting in the necessity to reinvest the proceeds at lower interest rates. A close-to-home example of this is when homeowners refinance their home mortgages when interest rates fall. Call Risk generally occurs during declining interest rates and is greater when an underlying fund is invested in long-term maturities. Thus, the longer an underlying fund's average portfolio maturity is, accompanied by a decline in prevailing interest rates, the Call Risk will increase. Call risk is also greater in cases where the financial condition of issuers of non-investment grade bonds improves, allowing them to refinance their debt at more favorable interest rates.

NON-INVESTMENT GRADE SECURITIES RISKS
HIGH YIELD BOND AND GROWTH & INCOME FUNDS

               The High Yield Bond Fund and, to a much lesser extent, the Growth & Income Fund may invest in mutual funds which invest in junk bonds. Junk bonds generally provide higher yields than higher quality securities, producing greater interest income for their investors. But they are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay interest and principal in accordance with the terms of the obligation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures or adverse conditions.

               Based upon information obtainable to us pertaining to portfolio composition of underlying funds, the Growth & Income Fund seeks to limit its exposure to non-investment grade securities (so called "junk bonds") to 5% of its assets. Non-investment grade securities carry greater risks than investment grade securities and, to the extent a Fund is invested, through underlying funds, in lower-rated securities, it will assume such increased risks. An economic downturn or increasing interest rates could have an adverse affect upon less financially secure issuers' ability to repay interest and principal and could result in increased junk bond defaults. Non-investment grade bonds have been found to be less sensitive to interest rate changes than investment grade issues, but more sensitive to adverse economic or corporate developments. The call risk associated with lower-rated issues may be increased when the issuer's financial position improves, because of its potential to refinance its debt at lower rates, even when market interest rates are stable. Lower-rated issues may be thinly traded, which could pose increased difficulty for underlying funds in valuation, because of less reliable, objective data available. Each Fund attempts to minimize fixed income risk through broad diversification. The Growth & Income Fund will not likely be as significantly affected by adverse bond market events as a Fund which invests most or all of its assets in fixed income securities. We will invest, through underlying funds, in non-investment grade securities only if we believe the investment opportunity mitigates the assumed risk.

EQUITY INVESTMENT RISKS
GROWTH & INCOME AND LEVERAGED GROWTH FUNDS

               The Growth & Income and Leveraged Growth Funds invest in underlying funds which, in turn, invest in equity securities. Equity securities are subject to fluctuations in the stock market, which has periods of increasing and decreasing values along with long periods of lackluster performance. Stocks have greater volatility than debt securities. While greater volatility increases risk, it offers the potential for greater reward. The defensive strategy and broad diversification employed by the Funds will not eliminate risk.

FOREIGN SECURITIES AND CURRENCY RISKS
GROWTH & INCOME AND LEVERAGED GROWTH FUNDS

               Underlying funds may emphasize investment in particular sectors of the stock market or on particular types of companies. Any such emphasis carries with it increased risks of a special nature related to the sector or type of company. Funds that use strategies such as options and futures to protect their investments or increase their income carry a risk that the prices of the options and futures do not correlate with the values of the securities in the fund's portfolio.

               Underlying funds in which the Funds invest may, in turn, invest up to 100% of their assets, in the securities of foreign issuers. These issuers and the foreign securities markets in which their securities are traded may not be as highly regulated as domestic issues, there may be less information publicly available about them and foreign auditing requirements may not be the same as domestic requirements. There may be delays in some countries in settling securities transactions, in some cases up to six months. In addition, foreign currency exchange rates may adversely affect an underlying fund's value. Other political and economic developments, including the possibility of expropriation, confiscatory taxation, exchange controls or other governmental restrictions could adversely affect value. Under the Investment Company Act of 1940 (the "1940 Act"), a mutual fund may maintain its foreign securities in the custody of non-U.S. banks and securities depositories.

               In connection with securities traded in a foreign currency, underlying funds may enter into forward contracts to purchase or sell an agreed upon amount of a specific currency at a future date which may be any fixed number of days from the date agreed upon by the parties. The price would be set at the time of entering into the contract. Concurrent with entry into a contract to acquire a foreign security for a specified amount of a foreign currency, the fund would purchase, with U.S. dollars, the required amount of foreign currency for delivery at the settlement date of the purchase. A similar forward currency transaction would be made in connection with the sale of foreign securities. The purpose of such a forward currency transaction is to fix a firm U.S. dollar price necessary to settle a foreign securities transaction, and thus to protect against adverse fluctuation of the exchange relationship between the U.S. dollar and the foreign currency needed to settle the particular transaction during the time interval between the purchase or sale date and settlement date. This time period is normally between three to fourteen days. Forward currency transactions are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward currency contract usually has no deposit requirements and no commissions are charged. While such contracts tend to limit the risk of adverse currency exchange rate fluctuations, they also limit the potential gain which might result from positive exchange rate fluctuations.

LEVERAGE
LEVERAGED GROWTH FUND

               The Leveraged Growth Fund may borrow (use leverage) for investment purposes. In addition, the underlying funds in which all the Funds invest may use leverage. The use of leverage is a speculative technique, involving risks not assumed by funds which do not employ leverage. The cost of borrowed money may fluctuate with changing market rates of interest. The fund using leverage may have to pay commitment or other fees to maintain lines of credit or may be required to maintain minimum average loan or deposit balances. The costs of borrowing may partially or completely offset, or even be greater than, the return earned on the borrowed money. In addition, should leverage be employed during adverse market conditions the fund using leverage could be forced to sell portfolio securities to make interest or principal payments at a time when it would not normally consider it advantageous to do so. This could result in higher than normal portfolio turnover, which usually generates higher transaction costs and expenses. When employed, leveraging will tend to exaggerate the borrowing fund's net asset value per share fluctuation. Net asset value per share will increase more when a fund's portfolio assets increase in value and will decrease more when portfolio assets decrease in value than would be the case without leverage. This is because the increased investment asset base-which fluctuates-is accompanied by a fixed obligation in connection with the borrowed money.

               The 1940 Act requires the fund using leverage to maintain continuous asset coverage (that is, total assets including loans, less liabilities exclusive of loans) of 300% of the amount borrowed. If market fluctuations or other reasons cause the required 300% asset coverage to decline, the leveraged fund may be forced to sell some of its portfolio holdings within three days in order to reduce the debt and restore the 300% asset coverage. The timing of such a forced sale may be disadvantageous from an investment perspective.

MANAGEMENT OF THE FUNDS

INVESTMENT MANAGER

               Effective January 1, 2002, the advisory contract with Merriman Investment Management Company ("MIMCO"), investment manager of each Fund since Funds of the Trust were first offered to the public in 1988, was assigned to Merriman Capital Management, Inc. ("MCM"), an affiliated company founded by Paul A. Merriman, its President, who has also served as President of MIMCO. This will not result in any changes to the way the Funds are managed or to the personnel associated with management of the Funds' assets and their operations.

               MCM's address is: 1200 Westlake Avenue North, Suite 700, Seattle, WA 98109. Its duties include on-going management of the Fund's investment portfolio and business affairs. In addition, the investment manager provides certain executive officers to the Trust and supplies office space and equipment not otherwise provided by the Funds. The investment manager's compensation during the last fiscal year, based on each Fund's average net assets, was 1.00% from the High Yield Bond Fund and 1.25% from each of the other Funds.

PORTFOLIO MANAGERS

               Paul A. Merriman, the President of the Investment Manager, founded the Trust in 1987, and has been the principal officer responsible for the operation of the computerized technical defensive management disciplines ("models") employed by the Funds.

               Mr. William L. Notaro, Executive Vice President of the Trust, has been primarily responsible for managing the Funds' investment portfolios and for the day-to-day management of the Funds' operations since the Trust was founded in 1987. Mr. Notaro is an investment advisor with extensive executive and operational experience in the securities field.

FINANCIAL HIGHLIGHTS
The financial highlights table for each Fund (below and on the following page) is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker, whose report, along with the Funds' financial statements, are included in the Annual Report, which is available upon request.


HIGH YIELD BOND FUND **
For a share outstanding throughout each year

                                                                    Years Ended September 30,
                                                   2002         2001          2000         1999         1998

Net asset value, beginning of year               $  9.12      $  9.79      $   9.96   $    10.15    $   10.74
                                                 -------      -------      --------   ----------    ---------
Income from investment operations
  Net investment income                             0.20         0.58          0.43         0.46         0.63
  Net gains (losses) on securities
    (both realized and unrealized)                 (0.39)       (0.67)        (0.17)       (0.19)       (0.32)
                                                   -----        -----         -----        -----        -----
Total from investment operations                   (0.19)       (0.09)         0.26         0.27         0.31
                                                   -----        -----          ----         ----         ----
Less Distributions
  From investment income                           (0.19)       (0.58)        (0.43)       (0.46)       (0.67)
  From capital gains                                   -            -             -            -        (0.23)
      Total distributions                          (0.19)       (0.58)        (0.43)       (0.46)       (0.90)
                                                   -----        -----         -----        -----        -----
Net asset value, end of year                    $   8.74     $   9.12      $   9.79    $    9.96    $   10.15
                                                ========     ========      ========    =========    =========
      Total Return                                 (2.07)%      (1.06)%        2.66%        2.71%        3.03%

Net assets, end of year ($000's)                 $ 4,148      $ 5,895       $ 7,172      $ 7,976      $ 7,500
Ratio of expenses to average net assets             1.89%*       1.79%*        1.65%*       1.57%*       1.50%
Ratio of net  income to average net assets          2.16%        5.78%         4.27%        4.52%        5.93%

Portfolio turnover rate                           336.37%      675.32%       774.04%      435.08%      206.12%

* Prior to reimbursement from advisor.

** The Flexible Bond Fund changed its name to The High Yield Bond Fund and changed its investment objective accordingly, effective January 1, 2000. The data shown above prior to 2001 reflect the Fund's performance prior to this change, and should not be considered indicative of what the performance might have been if the Fund had operated as a high yield fund.

GROWTH & INCOME FUND
For a share outstanding throughout each year

                                                                    Years Ended September 30,
                                                   2002         2001          2000         1999         1998

Net asset value, beginning of year             $    7.41     $  10.11      $  10.34    $    9.87    $   12.96
                                               ---------     --------      --------    ---------    ---------
Income from investment operations
  Net investment income                            (0.04)        0.11          0.13                      0.08
..32
  Net gains (losses) on securities
    (both realized and unrealized)                 (0.31)       (1.75)         0.44         1.40        (0.17)
                                                   -----        -----          ----         ----        -----
      Total from investment operations             (0.35)       (1.64)         0.57         1.48         0.15
                                                   -----        -----          ----         ----         ----
Less Distributions
  From investment income                           (0.03)       (0.20)        (0.02)       (0.15)       (0.27)
  From capital gains                                   -        (0.86)        (0.78)       (0.86)       (2.97)
      Total distributions                          (0.03)       (1.06)        (0.80)       (1.01)       (3.24)
                                                   -----        -----         -----        -----        -----
Net asset value, end of year                   $    7.03     $   7.41     $   10.11     $  10.34     $   9.87
                                               =========     ========     =========     ========     ========
Total Return                                       (4.78)%     (17.46)%        4.96%       13.61%        2.99%

Net assets, end of year ($000's)                  $10,653     $12,855       $ 8,323      $ 8,762      $ 8,518
Ratio of expenses to average net assets             1.96%*       2.02%         1.81%        1.79%        1.75%
Ratio of net income  to average net assets         (0.55)%       1.57%         1.23%        0.68%        2.61%

Portfolio turnover rate                           413.29%      414.07%       371.80%      276.73%      280.78%

*Prior to reimbursement from advisor.


LEVERAGED GROWTH FUND
For a share outstanding throughout each year
                                                                    Years Ended September 30,
                                                   2002         2001          2000         1999         1998

Net asset value, beginning of year              $   8.09    $   12.96     $   12.57   $    10.66    $   14.85
                                                --------    ---------     ---------   ----------    ---------
Income from investment operations
  Net investment income                            (0.08)        0.04          0.32        (0.06)        0.06
  Net gains (losses) on securities
    (both realized and unrealized)                 (0.41)       (2.59)         1.65         2.63        (1.18)
                                                   -----        -----          ----         ----        -----
      Total from investment operations             (0.49)       (2.55)         1.97         2.57        (1.12)
                                                   -----        -----          ----         ----        -----
Less Distributions
  From investment income                           (0.07)      (0.28)             -            -        (0.06)
  From capital gains                                   -       (2.04)         (1.58)       (0.66)       (3.01)
      Total distributions                          (0.07)      (2.32)         (1.58)       (0.66)       (3.07)
                                                   -----       -----          -----        -----        -----
Net asset value, end of year                    $   7.53     $  8.09      $   12.96    $   12.57    $   10.66
                                                ========     =======      =========    =========    =========
      Total Return                                 (6.12)%    (22.70)%        14.67%       24.33%       (6.71)%

Net assets, end of year ($000's)                $ 18,965     $22,458       $ 20,704     $ 18,754     $ 15,488
Ratio of expenses to average net assets (a)         2.26%*      2.11%*         1.88%        2.60%        3.13%
Ratio of net income or (loss)to average net assets (0.95)%      1.06%          2.26%       (0.46)%       0.46%

Portfolio turnover rate                           515.83%     627.91%        440.73%      307.56%      351.46%

*    Prior to reimbursement from advisor.

(a) Expenses include interest expense of 0.25%, 0.20%, 0.14%, 0.83% and 1.38% for 2002, 2001, 2000, 1999 and 1998, respectively.

ADDITIONAL INFORMATION
The Merriman Investment Trust provides additional information, at no cost, about the High Yield Bond Fund, the Growth & Income Fund, and the Leveraged Growth Fund in its Statement of Additional Information (SAI), which is incorporated by reference in its entirety into this Prospectus. Additional information about each Fund's investments is available in the Annual and Semi-Annual Reports to Shareholders. In the Annual Report, you will find a discussion of the market conditions and strategies that significanty affected each Fund's performance during its last fiscal year.

CONTACT THE MERRIMAN FUNDS

               Call us toll-free 1-800-423-4893 if you want to receive the SAI and the Funds' annual and semi-annual reports. During business hours, friendly, experienced personnel will answer your questions, provide investment forms and applications, assist with shareholder needs and provide current share prices. After hours, current prices are provided electronically and you may leave messages for our service personnel to be addressed the next business day. You may also write to us:

  The Merriman Funds, 1200 Westlake Avenue, North, Suite 700, Seattle, WA 98109.
  Web Site:     www.merrimanfunds.com.
  E-mail:       info@merrimanfunds.com.

CONTACT THE S.E.C.

               Contact the Securities and Exchange Commission. Information about The Merriman Investment Trust, including the SAI can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about The Merriman Investment Trust and the Funds are also available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee: by electronic request at the following E-mail address, publicinfo@sec.gov, or; by writing the Commission's Public Reference Section, Washington, DC 20549-0102.


               Investment Company Act File No. 811-5487













LOGO OMITTED     MERRIMAN
                 INVESTMENT TRUST

LOGO OMITTED     MERRIMAN
                 INVESTMENT TRUST



       STATEMENT  HIGH YIELD BOND FUND
   OF ADDITIONAL
     INFORMATION  GROWTH & INCOME FUND
January 28, 2003
                  LEVERAGED GROWTH FUND





               This Statement of Additional Information is not a prospectus. A copy of the Funds' prospectus, dated January 28, 2003, is available without charge upon written or telephone request to The Merriman Investment Trust, as shown below:

               Mail:    The Merriman Investment Trust
                        1200 Westlake Avenue, North, Suite 700
                        Seattle, WA 98108

               Phone:   1-800-423-4893 or 1-206-285-8877

               Email:   info@merrimanfunds.com

               The SAI should be read in conjunction with the prospectus for an understanding of the Funds. The Annual Report of the Merriman Investment Trust is incorporated by reference into the SAI, and is also available free of charge by calling or writing.

                   Table of Contents


                   INTRODUCTION ...............................................1
                   INVESTMENT OBJECTIVES AND POLICIES .........................1
                     Defensive Management .....................................1
                     Broad Diversification.....................................1
                     Types of Investments......................................3
                     Other Strategies and Techniques...........................4
                     Hedging Strategies, Options and Futures Contracts ........8
                     Other Transactions ......................................11
                   INVESTMENT RESTRICTIONS ...................................12
                   SPECIAL SHAREHOLDER SERVICES ..............................13
                     Regular Account .........................................13
                     Systematic Withdrawal Plan ..............................14
                     Retirement Plans ........................................14
                     Exchange Privilege ......................................16
                     Redemptions in Kind .....................................16
                     Transfer of Registration ................................16
                   PURCHASE OF SHARES ........................................16
                   ANTI-MONEY LAUNDERING PROGRAM..............................17
                   REDEMPTION OF SHARES ......................................17
                   NET ASSET VALUE DETERMINATION .............................17
                   TRUSTEES AND OFFICERS .....................................18
                   5% SHAREHOLDERS ...........................................19
                   INVESTMENT MANAGER ........................................20
                     Board Approval of Investment Advisory Contract...........21
                   MANAGEMENT AND OTHER SERVICES .............................22
                   BROKERAGE .................................................22
                   ADDITIONAL TAX INFORMATION ................................22
                   CAPITAL SHARES AND VOTING .................................23
                   FINANCIAL STATEMENTS AND REPORTS...........................24
                   PERFORMANCE................................................24
                   APPENDIX ..................................................25

                                  INTRODUCTION

This Statement of Additional Information (SAI) is designed to be read in conjunction with the Prospectus for a complete understanding of the business of the Trust and its Funds. Definitions used in the Prospectus have the same meaning in this SAI.

Merriman Investment Trust (the "Trust"), a Massachusetts business trust organized in 1987, is an open-end, management investment company. The Trust is designed to provide an opportunity for investors to pool their money to achieve economies of scale and professional management. The Trust currently issues shares of three diversified portfolios ("Funds"), and the Board of Trustees may establish additional portfolios at any time. The Funds are the Merriman High Yield Bond Fund (the "High Yield Bond Fund"), the Merriman Growth & Income Fund (the "Growth & Income Fund"), and the Merriman Leveraged Growth Fund (the "Leveraged Growth Fund"). The Funds' principal strategies, including their election to invest their assets primarily in the shares of other mutual funds are described in the Prospectus.

                       INVESTMENT OBJECTIVES AND POLICIES

As discussed in the Prospectus with respect to each of the Funds, we employ two key strategies in seeking to accomplish the Funds' investment objectives:
Defensive Management, sometimes called market timing, and Broad Diversification, which we attempt to accomplish by investing in other, unaffiliated mutual funds. The investment objectives and key strategies of each Fund, as described in the prospectus and in further detail herein, may be changed by the Board of Trustees without approval of shareholders, unless otherwise noted. Shareholders would be given at least 60 days written notice prior to implementation, however, should any material change be adopted.

DEFENSIVE MANAGEMENT
As discussed in the Prospectus, the Investment Manager intends to utilize, primarily, the Merriman Bond Switch Models (the "Bond Models") to assist in the control of fixed income portfolio transactions, the Merriman Equity Switch Models ("Equity Models"), and the Merriman International Fund Switch Models (the "International Models") to assist in the control of equity portfolio transactions. The Models are proprietary products of Merriman Capital Management, Inc. ("MCMI"), Investment Manager for the Trust and controlled by Paul A. Merriman, President and Trustee of the Trust. Use of the Models by the Investment Manager is in accordance with license agreements renewable by the Investment Manager for terms ending in the year 2018. The Bond and Equity Models have been utilized by MCMI since August 1983, and the International Model since January 1988, to manage investments for MCMI's clients. Prior to their use, they were "back-tested" with over ten years of historical data in order to establish their economic viability.

Although the Investment Manager plans to rely on the Models as its primary defensive management tool for the Funds, the Funds have not adopted policies requiring such use and the Investment Manager may utilize other models or strategies with or in place of the Models. Under the license agreements, MCMI is granted similar flexibility. The Investment Manager believes that, by using such strategies, superior returns are possible over the long-term by protecting Fund assets from the risk of declining markets. No assurance can be provided, however, that either the Models or the Investment Manager will be correct in their expectations of market trends.

DEFENSIVE MANAGEMENT RISKS
We try to minimize market risk through the defensive management strategies described in the prospectus. Our defensive strategies involve the use of analytical tools and techniques, which seek to anticipate changes in market trends, which impact the securities markets, in which the Funds' invest. Based upon our expectation of such trend changes, we restructure the Funds' investment portfolios to maximize potential returns or avoid losses. We cannot assure you that we will be consistently accurate in our expectations or in our subsequent portfolio restructuring. If we are wrong in our expectations, opportunities for gains or income may be lost or you could lose money.

BROAD DIVERSIFICATION
As described in the Prospectus, the Funds invest primarily in the shares of other investment companies (commonly called "mutual funds"). The mutual funds in which the Funds invest will be registered in the United States and will be managed by a number of investment advisors. We believe that this diversification offers the opportunity to benefit from a variety of investment approaches and strategies employed by experienced investment professionals over a diverse spectrum of investment portfolios. The mutual funds in which the Funds invest may have differing investment objectives; they may invest in bonds, equities, tax-exempt securities and a variety of other investments. They may seek speculative or conservative investments or any mixture of these objectives and strategies. The Funds' Investment Manager is responsible for evaluating, selecting and monitoring each mutual fund in which the Funds invest.

The mutual funds in which the Funds invest may engage in some or all of the investment techniques and may invest in some or all of the types of securities in which the Funds engage or invest. In addition, underlying funds may have less stringent limitations on investment activities than the Funds. This could conceivably result in the Funds having a greater exposure to certain risks than intended. The Funds believe that this risk exposure is effectively reduced by investing in a diversified portfolio of mutual funds.

The Funds will invest in underlying funds only if such funds will not invest in oil, gas or other mineral leases, or in real estate or real estate limited partnership interests.

BROAD DIVERSIFICATION RISKS
The Funds may own shares of mutual funds which invest up to 100% of their assets in equity securities (including securities convertible into common stock) or in long or short-term fixed income securities (debt securities issued, guaranteed or insured by the U.S. Government, its agencies or instrumentalities, corporate bonds, preferred stock, convertible preferred stock, convertible debentures and money market instruments, including money market mutual funds). Such securities may be domestic or foreign and of varying quality. The underlying funds may concentrate their investments in one industry and invest up to 15% of their total assets in illiquid securities. They may lend their portfolio securities, sell securities short, borrow money, write or purchase put or call options on securities or stock indices, or enter into futures contracts and options on futures contracts. Simply put, they may engage in a myriad of strategies and approaches to the investment markets.

HIGHER COSTS. Although the Funds will invest in a number of mutual funds, this practice will not eliminate all risks. By investing in underlying funds, investors indirectly pay higher operating costs than if they invested directly in the underlying funds. To offset higher costs, we attempt to identify and invest in underlying funds, which have demonstrated superior management skills, better performance and lower operational costs than most. We monitor over 3,000 mutual funds in our investment screening process. These funds have expense ratios ranging from 0.03% to 2.46%, with an average of 1.03%. While we remain flexible with respect to the expense ratios of underlying funds, we seek to maintain a portfolio average ranging from 0.80% to 1.50%.

LACK OF CONTROL OVER UNDERLYING FUNDS. We have no control over, or day-to-day knowledge of, the investment decisions of the underlying funds. For example, it is possible that the management of one underlying fund may be purchasing a particular security at or near the same time that the management of another underlying fund is selling the same security. This would result in an indirect expense to the Fund without corresponding economic or investment benefit. The use of defensive management strategies as related to a portfolio of mutual funds poses certain correlation problems. For example, we may invest in an underlying fund in anticipation of rising market prices while, at the same time; the underlying fund may be investing defensively. In such event, the Fund would lose the expected benefit of its ownership of the underlying fund either for as long as it retained its investment or until the management of the underlying fund repositioned its portfolio. Through their investment in mutual funds, the Funds may indirectly concentrate their assets in one industry. Such indirect concentration of a Fund's assets may subject the shares of the Fund to greater fluctuation in value than would be the case in the absence of such concentration.

REGULATORY CONSIDERATIONS. A Fund, together with its affiliates (including the other Funds and the privately managed accounts of the Investment Manager and its affiliates), may not invest in an underlying fund if, as a result, the Fund and its affiliates together own more than 3% of the total assets of the underlying fund. We will monitor the holdings of each Fund and of any such privately managed accounts in order to comply with the limitations. An underlying fund may, under the 1940 Act, elect not to redeem shares in excess of 1% of such underlying fund's outstanding shares during any period of less than 30 days. Therefore, should a Fund hold greater than 1% of an underlying fund's shares, the holdings in excess of 1% would be considered illiquid securities and, together with other such securities, would be subject to fundamental Fund policies limiting such holdings to 10% of that Fund's total assets. Because of these limitations, a Fund may not be able to purchase the shares of certain mutual funds we believe to be most desirable, but may have to seek alternate investments. An underlying fund may, under certain conditions, elect to effect redemptions we order by making payment partially or wholly in securities from its investment portfolio in lieu of cash payment ("in kind redemptions"). In such case, a Fund may retain the securities so received if we believe that it is advisable, whether or not the purchase of such securities would be permitted by the investment objectives and policies of the Fund. The Fund would, of course, incur brokerage and transaction costs in disposing of the securities so received.

TYPES OF INVESTMENTS

HIGH YIELD BOND FUND
The underlying funds included in the Fund's portfolio may invest in all types of debt securities, including bonds, notes, mortgage-backed securities, government and government agency obligations, zero coupon securities, convertible securities, repurchase agreements and preferred stocks. Generally, we seek to have the majority of the Fund's assets invested in mutual funds, which invest in non-investment grade corporate bonds (those rated BB or below by Standard & Poor's Corporation ("S&P") or Ba or below by Moody's Investors Service, Inc. ("Moody's")). But we are flexible as to the mix of portfolio securities with respect to issuer, type, maturity, and quality. We invest in those segments of the fixed-income market, which, in our opinion, afford the greatest opportunities to achieve the Fund's objectives. From time to time we may emphasize long, intermediate or short maturities, higher or lower yields or quality grades. To the extent information is available to us relating to the portfolio composition of the funds in which we invest, we will limit investments in the securities of foreign issuers to no more than 35% of total assets. Under normal conditions, the Fund will have at least 80% of its net assets invested in funds which invest primarily in non-investment grade fixed income securities.

GROWTH & INCOME FUND
The underlying funds included in the Fund's portfolio will generally have investment objectives of growth, growth & income and/or income. They may invest in common stocks, bonds and securities convertible into common stocks, both domestic and foreign. They may emphasize large or small capitalization securities, securities traded on securities exchanges or over-the-counter, and higher quality or lower quality securities. We will include funds in the Fund's portfolio, which, in our opinion, offer the best available prospects-when taken as a whole - for long-term growth of capital and income.

LEVERAGED  GROWTH FUND
Underlying funds included in the Fund's portfolio will generally have a growth or aggressive growth oriented objective. They may invest in common stocks or securities convertible into common stocks, both domestic and foreign. They may emphasize large or small capitalization securities traded on securities exchanges or over-the-counter. We may also invest is funds having other than growth or aggressive growth objectives if, in our opinion, the investment would enhance the ability of the Fund to achieve its objective of capital appreciation. As one example, "interest rate sensitive" securities (or mutual funds investing therein) may offer greater opportunities for capital appreciation during periods of declining interest rates than may many growth-oriented stocks. An investment is "interest rate sensitive" if its market value is affected by changes in market interest rates. Current income, while it may result from some of the investment strategies we use, will not be considered as a significant factor in the selection of securities for investment. Under normal circumstances, the Fund will have at least 80% of its net assets invested in mutual funds, which invest primarily for growth or capital appreciation.

The Fund may borrow money for investment purposes as we deem appropriate. Such borrowing, commonly known as leverage, exaggerates the effect upon net asset value of increases and decreases in the market value of the Fund's portfolio. Accordingly, we will use leverage, in conjunction with our defensive management strategy, only when we believe a rising trend in the stock market, accompanied by little risk of decline, is strongly indicated. We may pledge the Fund's portfolio securities to secure such loans and lenders will have recourse only against the Leveraged Growth Fund. The Investment Company Act of 1940, as amended (the "1940 Act"), requires the Fund to maintain continuous asset coverage (that is, total assets including loans, less liabilities exclusive of loans) of 300% of the amount borrowed. Simply stated, we may borrow up to $1 for each $2 of net assets.

OTHER STRATEGIES AND TECHNIQUES

FIXED INCOME INVESTMENTS


HIGH YIELD BOND, AND GROWTH & INCOME  FUNDS

U.S. GOVERNMENT SECURITIES. Underlying funds may invest in U.S. Government Securities which include, for our purposes, the following securities: (1) U.S. Treasury obligations of various interest rates, maturities and issue dates, such as: U.S. Treasury bills (mature in one year or less when issued), U.S. Treasury notes (mature in one to seven years when issued), and U.S. Treasury bonds (mature in more than seven years when issued), the payments of principal and interest of which are all backed by the full faith and credit of the U.S. Government; (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Government, e.g., obligations of the Government National Mortgage
Association ("GNMA"), the Farmers Home Administration ("FmHA") and the Export-Import Bank; some of which do not carry the full faith and credit of the U.S. Government but which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of the Tennessee Valley Authority, the U.S. Postal Service, the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"); and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association, the Federal Home Loan Banks and the Federal Farm Credit Bank; and (3) any of the foregoing purchased subject to repurchase agreements. Obligations of GNMA, FNMA and FHLMC may include direct pass-through "Certificates," representing undivided ownership interests in pools of mortgages. Such Certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the U.S. Government or the issuing agency. To the extent we can ascertain the portfolio composition of underlying funds, we limit each Fund's investment in such Certificates to 5% of the Fund's total assets.

Corporate Debt Securities. Underlying funds may invest in corporate debt securities, which include investment grade and non-investment grade debt securities. Investment grade securities are those rated in the four highest ratings categories by Standard & Poor's Corporation ("S&P") (AAA, AA, A and BBB) or Moody's Investor's Services ("Moody's") (Aaa, Aa, A and Baa). Non-investment grade debt securities (so called "junk bonds") are securities which are rated BB or below by S&P or Ba or below by Moody's. To the extent we can ascertain the portfolio composition of underlying funds, we limit the Growth & Income Funds' investment in non-investment grade bonds to 5%, of the Fund's total assets. The Appendix contains a more detailed description of Moody's and S&P's ratings.

LENDING PORTFOLIO SECURITIES
In order to earn additional income on its portfolio securities, each Fund and the underlying funds in which the Funds invest may lend up to 33% of the value of its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Fund and are at all times secured by collateral, consisting of cash or U.S. Government Securities, or any combination thereof, equal to not less than 100% of the market value, determined daily, of the securities loaned. Although the limitation on the amount of securities any Fund may lend is a fundamental policy, the particular practices followed in connection with such loans are not deemed fundamental and may be changed by the Board of Trustees without the vote of the Fund's shareholders. While each Fund reserves the right to lend its portfolio securities, it has not done so in the past and has no present intention of doing so in the future.

DELAYED DELIVERY AND WHEN-ISSUED SECURITIES
Underlying funds and the High Yield Bond and Growth & Income Funds may purchase or sell U.S. Government Securities on a delayed delivery basis or may purchase such securities on a when-issued basis. Such transactions arise when a fund commits to sell or purchase securities with payment and delivery taking place in the future. The purpose, if done by the Funds, is to attempt to secure a more advantageous price and/or yield to the fund at the time of entering into the transaction than could be obtained on a similar transaction providing for normal settlement. However, the yield on a comparable security available when delivery takes place may vary from the yield on the security at the time that the delayed delivery and when-issued transaction was entered into. When a fund engages in delayed delivery and when-issued transactions, the fund relies on the seller or buyer, as the case may be, to consummate the transaction, and failure to consummate the transaction may result in the fund missing the price or yield considered to be advantageous. Normally, such transactions may be expected to settle within three months from the date the transactions are entered into.

However, no payment or delivery would be made by a Fund until it receives delivery or payment from the other party to the transaction. The Fund will deposit and maintain, in a segregated account with the Custodian, cash, U.S. Government securities or other liquid high-grade debt obligations having a value equal to or greater than the Fund's purchase commitments; the Custodian will likewise segregate securities sold on a delayed delivery basis. There is no Fund policy limiting delayed delivery and when-issued transactions. While the High Yield Bond and Growth & Income Funds reserve the right to purchase Delayed Delivery and When-Issued securities, they have not done so in the past and have no present intention of doing so in the current fiscal year.

ZERO COUPON BONDS
The High Yield Bond Fund and Growth & Income Fund may each invest up to 10%, and underlying funds may invest up to 100%, of their respective total assets in zero coupon U.S. Government Securities and domestic corporate bonds ("Zeros"). Such securities do not make periodic interest payments, but are purchased at a discount from their face, or maturity, value. Thus, the holder of a Zero receives only the right to receive the face value upon maturity. The advantage of a Zero is that a fixed yield is earned on the invested principal and on all accretion of the discount from the date of purchase until maturity. A bond which makes a periodic interest payment, on the other hand, bears the risk that current interest payments, when received, must be reinvested at then-current yields, which could be higher or lower than that of the bond originally purchased. Zero's are subject to greater price volatility than current-interest bonds during periods of changing interest rates, more so with longer maturities. A disadvantage of a fund's investment in Zeros is that the fund is obligated to recognize as interest income, on a current basis, the accretion of the discount from the date of purchase until the date of maturity or sale, even though no interest income is actually received in cash on a current basis. The Investment Manager will therefore invest in Zeros only when it believes that the overall benefit to shareholders will offset this disadvantage.

HIGH YIELD BONDS
The High Yield Bond Fund and Growth & Income Funds may, directly or through investment in underlying funds, invest in High Yield Bonds, or so-called "junk bonds." To the extent information about underlying funds is available to us, the Growth & Income Fund attempts to limit investment in high yield bonds to 10% of its total assets. The underlying funds in which the Funds invest may invest up to 100% of their assets in High Yield Bonds. You should familiarize yourself with the risks of investing in High Yield Bonds. (See also the Prospectus, "Fixed Income Investments.") You should be aware that the widespread expansion of government, consumer and corporate debt within our economy has made the corporate sector, especially cyclically sensitive industries, more vulnerable to economic downturns or increased interest rates. An economic downturn could severely disrupt the market for High Yield Bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest, leading to an increased risk of default. If the issuer of a bond defaulted, the holder may incur additional expenses to seek recovery. Periods of economic uncertainty and change can be expected to result in increased volatility of market prices of High Yield Bonds and, consequently, to the extent held by a Fund or underlying funds, the value of the Fund. High Yield Bonds structured as zero coupon securities are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay interest periodically.

High Yield Bonds may contain redemption or call provisions. If an issuer exercises these in a declining interest rate market, a fund holding such bonds would have to replace the security with a lower yielding security, resulting in a decreased return for the shareholders. Conversely, a High Yield Bond's value will decrease in a rising interest rate market, as will the net asset value of any fund holding them. If a fund experiences unexpected net redemptions, it may be forced to sell its High Yield Bonds at a time when it would not otherwise sell them based upon their investment merits, thereby decreasing the total return expected from the investment. High Yield Bonds may be subject to market value fluctuation based upon adverse publicity and investor perceptions (whether or not based on fundamental analysis), exposing you to a increased risk of decreased values and liquidity, especially in a thinly traded market.

There are a number of risks associated with reliance upon the credit ratings of Moody's and S&P when investing in fixed income investments. Credit ratings evaluate the safety of principal and interest payments but not the market value of High Yield Bonds. Rating agencies may fail to timely change the credit ratings to reflect subsequent events. Before investing is high yield debt securities directly, the Investment Manager would perform its own evaluation of fundamental and other factors establishing and would continuously monitor the issuers of such bonds actually held in the Funds' portfolio. See the Appendix, "Description of Bond Ratings".

While the High Yield Bond and Growth & Income Funds reserve the right to invest directly in high-yield bonds, they have not done so in the past and have no present intention of doing so in the current fiscal year.

CONCENTRATION
An underlying mutual fund may concentrate its investments in a single industry (but the Funds limit investment in any one underlying fund to no more than 25% of the total assets of each Fund). The value of shares of such an underlying fund may be subject to greater market fluctuation because investment alternatives within a single industry are more limited than for the market as a whole.

BORROWING
The Leveraged Growth Fund borrows for investment purposes as described in the Prospectus. The High Yield Bond and Growth & Income Funds may each borrow up to 5% of their total assets for extraordinary purposes and up to 33.3% of its total assets to meet redemption requests which might otherwise require untimely disposition of the Fund's securities. Underlying funds in which the Funds invest may borrow up to 33.3% of total assets for the purpose of increasing portfolio holdings. Because of such leveraging, the effects of market price fluctuations on the portfolio net asset value of the Leverage Growth Fund and underlying funds will be exaggerated. Interest and other transaction costs would be incurred in connection with borrowing.

ILLIQUID AND RESTRICTED SECURITIES
The Funds may invest not more than 10%, and underlying funds not more than 15% (money market funds are limited to 10%) of their respective net assets in illiquid securities (repurchase agreements maturing in over seven days, certain over-the-counter options and other securities for which there is no readily available market) and restricted securities (securities which would be legally restricted from resale). If a fund holding such securities decides to sell them, a considerable period of time could elapse until it is able to sell them. During that period, the market value of such securities (and therefore the market value of the particular fund) could decline.

FOREIGN ISSUERS AND CURRENCIES
Each Fund reserves the right to make direct investments in foreign securities (up to 5% of its respective total assets). During the past year the Funds have not made such investments, and each Fund has no present intention of doing so within the current fiscal year. However, an underlying fund may invest up to 100% of its assets, in the securities of foreign issuers. These issuers and the foreign securities markets in which their securities are traded may not be as highly regulated as domestic issues, there may be less information publicly available about them and foreign auditing requirements may not be the same as domestic requirements. There may be delays in some countries in settling securities transactions, in some cases up to six months. In addition, foreign currency exchange rates may adversely affect an underlying fund's value. Other political and economic developments, including the possibility of expropriation, confiscatory taxation, exchange controls or other governmental restrictions could adversely affect value. Under the 1940 Act, a mutual fund may maintain its foreign securities in custody of non-U.S. banks and securities depositories.

In connection with securities traded in a foreign currency, a fund may enter into forward contracts to purchase or sell an agreed upon amount of a specific currency at a future date which may be any fixed number of days from the date agreed upon by the parties. The price would be set at the time of entering into the contract. Concurrent with entry into a contract to acquire a foreign security for a specified amount of a foreign currency, the fund would purchase, with U.S. dollars, the required amount of foreign currency for delivery at the settlement date of the purchase. A similar forward currency transaction would be made in connection with the sale of foreign securities. The purpose of such a forward currency transaction is to fix a firm U.S. dollar price necessary to settle a foreign securities transaction, and thus to protect against adverse fluctuation of the exchange relationship between the U.S. dollar and the foreign currency needed to settle the particular transaction during the time interval between the purchase or sale date and settlement date. This time period is normally between three to fourteen days. Forward currency transactions are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward currency contract usually has no deposit requirements and no commissions are charged. While such contracts tend to limit the risk of adverse currency exchange rate fluctuations, they also limit the potential gain which might result from positive exchange rate fluctuations.

REPURCHASE AGREEMENTS
Each Fund and the underlying funds may purchase debt securities subject to repurchase agreements. A repurchase transaction occurs when, at the time a Fund purchases a security, it also resells it to the vendor (normally a commercial bank or a broker-dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed-upon date in the future. Such securities, including any securities so substituted, are referred to as the "Resold Securities". The resale price reflects an agreed-upon market interest rate effective for the period of time during which the Fund's money is invested in the Resold Securities. The majority of these transactions run from day to day, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. A Fund's risk is limited to the ability of the vendor to pay the agreed-upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Fund holds a perfected security interest in the Resold Securities and can therefore resell the instrument promptly. Under guidelines issued by the Trustees, the Investment Manager will carefully consider the credit worthiness of any vendor of repurchase agreements prior to entering into a repurchase agreement and will monitor such vendor's credit worthiness during the term of the repurchase agreement. Repurchase agreements can be considered as loans "collateralized" by the Resold Securities, such agreements being defined as "loans" in the Investment Company Act of 1940, as amended (the "1940 Act"). The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be marked to market daily and monitored so that the value of the "collateral" is at all times at least equal to the value of the loan, including the accrued interest earned thereon. All Resold Securities will be held by the Fund's custodian either directly or through a securities depository. While the Funds limit their direct repurchase agreement transactions to U.S. Government Securities, underlying funds may not have such limitations. Lower quality securities underlying a repurchase agreement transaction would involve potentially greater risk.

SHORT SELLING
An underlying fund may engage in short selling (the sale of a security it does not own). In order to make delivery, it borrows the needed securities from a broker and replaces them at a later time by purchasing them in the open market. The price paid may be more or less than the price received when the securities were sold short. The broker retains the proceeds from the short sale to the extent necessary to meet margin requirements, until the securities are replaced. So long as the short sale is outstanding, any interest and dividends generated by the borrowed security must be paid to the lender and there may be other brokerage charges associated with the transaction. In addition, the fund must deposit and maintain on a daily basis, in a segregated account, an amount of cash or U.S. Government Securities equal to the difference between (a) the market value of the securities sold short and (b) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). Up to 80% of a fund's net assets may be so deposited as collateral for the obligation to replace securities borrowed in connection with short sales. If the price of a security sold short decreases between the time of the short sale and replacement of the borrowed security, the fund would incur a loss. Conversely, the fund will realize a gain if the price of a security sold short increases between the time of the short sale and replacement of the borrowed security. A short sale "against the box" occurs when a fund sells short a security the fund owns long, or if the fund owns securities convertible into, or exchangeable without further consideration for, the identical securities as those sold short. Short "against the box" transactions are generally used to defer realizing gains or losses on securities for federal income tax purposes. Short sales may be made only in those securities which are fully listed on a national securities exchange. This provision does not include the sale of securities if the fund contemporaneously owns or has the right to acquire securities equivalent in kind and amount to those sold (i.e., short sales "against the box").

WARRANTS
The Funds do not invest directly in warrants. An underlying fund, however, may invest in warrants, which are options to purchase equity securities at specific prices for a specific period of time. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. If a warrant is not exercised within the specified period of time, it will become worthless and the fund will lose both the purchase price and the right to purchase the underlying security. Prices of warrants do not necessarily move parallel to the prices of the underlying securities.

HEDGING STRATEGIES - OPTIONS AND FUTURES CONTRACTS
The Investment Manager may employ, but has not employed and has no present intention to employ during the current fiscal year, the investment strategy of hedging. The underlying funds in which the Funds invest may hedge their portfolios. Hedging strategies involve the purchase and sale of hedging instruments (options, futures contracts, options on futures contracts and combinations thereof) in an attempt to protect an investment portfolio from anticipated adverse market action. Hedging and the hedging instruments described below are used to generate gains (on the hedging instruments) which offset losses on other portfolio securities. Should the Funds elect to engage in hedging strategies in the future, shareholders would be given 60 days notice and the prospectus would be amended. In addition the Funds would be subject to certain fundamental limitations in the use of hedging as described in the Investment Restrictions, page 12.

The use of puts, calls and futures contracts entails risks, including the possibility that a liquid secondary market may not exist at the time when a fund may desire to close out an option position. Trading in options and futures contracts might be halted at times when the securities markets are allowed to remain open. If a closing transaction cannot be effected because of the lack of a secondary market, the fund would have to either make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised. Skills needed to trade options, futures contracts and options thereon are different than those needed to select equity or fixed income securities.

An additional risk is that price movements in a fund's portfolio will not correlate perfectly with the price changes in stock indices, futures contracts and options thereon, and the prices on Government Futures Contracts and options thereon may not move inversely with interest rates. At best, the correlation between changes in prices of (a) stock indices, futures contracts and options thereon ("hedging instruments") and (b) the portfolio securities being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for the hedging instruments and for related securities, including technical influences in the trading of hedging instruments and differences between the financial instruments or stocks being hedged and the instruments underlying the standard futures contracts available for trading. Such differences could be, in the case of hedging instruments on U.S. Government Securities, interest rate levels, maturities and credit-worthiness of issuers and, in the case of stock indices and hedging instruments on stock indices, quality, intrinsic value and volatility. The hours of trading of futures contracts may not conform to the hours during which the funds may trade such securities. To the extent that the futures markets close before or after the U.S. Government Securities, bond or stock markets, significant price and rate movements can take place in the intervening time period that cannot be reflected in the market(s) first to close. Also, additional futures trading sessions may result in significant price movements, exercises of positions and margin calls at a time when the U.S. Government Securities and/or stock markets are not open. Consequently, if a fund has entered into options on stock indices, futures contracts and/or options thereon to hedge portfolio securities positions there is a risk that the securities hedged may lose more value than is offset by the hedge instruments, resulting in a loss to the fund.

OPTIONS TRANSACTIONS
An option is a legal contract giving the purchaser the right to buy (in the case of a call) or sell (in the case of a put) a specified amount of a specified security at the specified price at any time before the option expires. In return for a premium paid to a writer ("seller") of a call the purchaser obtains the right to purchase the underlying security. The buyer of a put obtains in return for a premium, the right to sell a specified security to a writer of the put. Listed options are traded on national securities exchanges that maintain a continuous market enabling holders or writers to close out their positions by offsetting sales and purchases. The premium paid to an option writer is a non-refundable payment for the rights conveyed by the option. A put or call that is not sold or exercised prior to its expiration becomes worthless. In addition, there is no assurance that a liquid market will exist on a given exchange in order for an option position to be closed out, and, if trading is halted in an underlying security, the trading of options on that security is usually halted as well. In the event that an option cannot be traded, the only alternatives to the holder of the option are to exercise it or allow it to expire.

PURCHASING OPTIONS. The potential loss to a fund in purchasing put and call options is limited to the total of premiums, commissions and transaction costs paid for the option plus, in the case of a put option, the initial difference, if any, between the strike price of the put and the market value of the portfolio security. Underlying funds may purchase put options in an attempt to protect the value of portfolio securities when there is a risk of a substantial decline in value. Because holding a put grants a fund the right to sell the underlying security to the writer of the put at the strike price for a specific period of time, a fund is protected should the value of the security decline below the strike price during the term of the put. Puts and calls may also be purchased by a fund to cover puts and calls it has written.

WRITING OPTIONS. When a fund writes a covered call option, it receives a premium payment and the purchaser obtains the right to buy the underlying securities from the fund at a specified strike price for a specified period of time. Thus the fund gives up the opportunity for gains on the underlying security (above the strike price) and retains the risk of loss so long as the option remains open. If the price should rise, the fund would likely be required to sell the securities to the holder of the call at a price less than the current market price. A fund would normally write a call option when the price of the securities underlying the call are expected to decline or remain stable. When the fund writes a covered put option, it gains a premium payment but, so long as the option remains open, assumes an obligation to purchase the underlying security at the strike price from the purchaser of the put, even though the current price of the security may fall below the strike price. A fund would normally write a put option when the price of the securities underlying the put are expected to rise or remain stable. If the price were to decline, the fund might be required to purchase the underlying securities from the holder of the put at a price greater than the current market price. So long as the option writer's obligation remains open, the writer may be assigned an exercise notice through the Options Clearing Corporation ("OCC"). The writer would, in such case, be required to deliver, in the case of a call, or take delivery, in the case of a put, the underlying security against payment of the exercise price. Upon expiration of the option, the obligation terminates. A fund may purchase options in closing transactions to terminate its obligations under options it has written. A closing transaction is the purchase of an option covering the same underlying security having the same strike price and expiration date (assuming availability of a secondary market) as the option the fund seeks to "close out." Once an option is exercised, the writer may not enter into a closing transaction. If the cost of a closing transaction, plus transaction costs, is greater than the premium received by the fund upon writing the original option, the fund will incur a loss in the transaction.

OPTIONS ON TREASURY BONDS AND NOTES. Interest in Treasury Bonds and Notes tends to center on the most recently auctioned issues. The Exchanges, however, will not indefinitely continue to introduce new options series with expirations to replace expiring options on particular issues, but will likely limit new issues to a limited number of new expirations while allowing old expirations introduced at the commencement of options trading to run their course. Thus, options trading on each new series of Bonds or Notes will be phased out and there will no longer be a full range of expiration dates available for every series on which options are traded.

OPTIONS ON TREASURY BILLS. Writers of Treasury Bill call options cannot provide in advance for their potential exercise settlement obligations by acquiring and holding the exact underlying security, because the deliverable Treasury Bill changes from week to week.

OPTIONS - SECONDARY MARKET. If a fund, as a covered call option writer, is unable to effect a closing transaction because a liquid secondary market is not available at the time the fund desires to effect such a transaction, the fund will not be able to sell the security underlying the call option until the option expires or the fund delivers the underlying security upon exercise. There are several reasons that a liquid secondary market may not exist at any given time. They include: insufficient trading interest in certain options; restrictions on certain transactions imposed by an Exchange; trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; interruption of the normal operations on an Exchange; inadequate facilities of an Exchange or the OCC to handle trading volume; or a decision by one or more Exchanges to discontinue the trading of options (or a particular series or class of options), in which event the secondary market on that Exchange would cease to exist, although outstanding options on that Exchange that had been issued by OCC as a result of trades on that Exchange would generally continue to be exercisable in accordance with their terms.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. A "purchase" of a Futures Contract means the acquisition of a contractual obligation to acquire securities at a specified price on a specified date. Underlying funds may purchase and sell futures contracts for the purpose of hedging portfolio securities against the adverse effects of stock market and/or interest rate movements.

GOVERNMENT FUTURES CONTRACTS. Bond values generally vary inversely with interest rates, e.g.; as interest rates go up, bond prices decline. A fund might sell a Government Futures Contract as a hedge against an anticipated increase in interest rates, and might purchase a futures contract as a temporary substitute for the actual purchase of portfolio securities it intends to buy. When a fund purchases a Government Futures Contract, it agrees to take delivery of a specific type of debt security at a specific future date for a specific price. When it sells a Government Futures Contract, it agrees to make delivery of a specific type of debt security at a specific future date for a specific price. Either obligation may be satisfied or "closed out" by actually taking or making delivery as agreed, or by entering into an offsetting Government Futures Contract. At the date hereof, Government Futures Contracts can be purchased and sold with respect to U.S. Treasury bonds, U.S. Treasury notes and GNMA Certificates on the Chicago Board of Trade and with respect to U.S. Treasury bills on the International Monetary Market at the Chicago Mercantile Exchange.

STOCK INDEX FUTURES CONTRACTS. An underlying fund might sell a futures contract to hedge an anticipated decline in stock market prices, in lieu of, or to supplement hedging individual securities in the fund's portfolio. Conversely, a fund might purchase a futures contract in anticipation of a rise in stock market prices. Stock Index Futures Contracts obligate the seller to deliver (and the purchaser to take) cash to settle the futures transaction, or to enter into an offsetting contract. No physical delivery of the underlying stocks in the index is made. Futures Contracts can be purchased and sold on the Standard & Poor's 500 Index on the Chicago Mercantile Exchange and on the Major Market Index on the Chicago Board of Trade.

OPTIONS ON STOCK INDICES AND FUTURES CONTRACTS. Underlying funds may also purchase options on futures contracts and may write (sell) covered options to buy or sell futures contracts. An option on a futures contract gives the purchaser, in return for a premium paid, the right to assume a position in the futures contract (a purchase if the option is a call and a sale if the option is a put). The writer, if the option is exercised, is required to assume an offsetting futures position (a sale if a call and a purchase if a put). Exercise of the option is accompanied by the delivery of the accumulated cash balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the strike price of the option on the futures contract. A fund may enter into "closing" transactions on futures contracts and options thereon in order to terminate existing positions.

An underlying fund may purchase or sell options on Government Futures Contracts. Those currently available include options on futures contracts on U.S. Treasury Bonds, U.S. Treasury Notes and Cash Settled GNMA's on the Chicago Board of Trade. Options on Government Futures Contracts are similar to options on other securities, except that the related investment is a futures contract. Thus, the buyer of a call option obtains the right to purchase a futures contract at a specified price during the life of the option, and the buyer of a put option obtains the right to sell a futures contract at a specified price during the life of the option. The options are traded on an expiration cycle based on the expiration cycle of the underlying futures contract.

Underlying funds may engage in options transactions on Stock Indices, Stock Index futures contracts and certain commodity and currency indices and futures contracts related to its portfolio securities. Futures contracts can be purchased and sold with respect to the U.S. Dollar Index on the Financial Instrument Exchange (a division of the New York Cotton Exchange) and with respect to the CRB (Commodities Research Bureau) Index on the New York Futures Exchange. Puts and calls on stock indices and stock index futures contracts are similar to puts and calls on securities except that all settlements are in cash and gain or loss depends on changes in the index (and, therefore, on price movements in the stock market generally) rather than on price movements on individual securities. When the purchaser buys a call on a stock index or stock index futures contract, it pays a premium to the seller. If the purchaser then exercises the call prior to its expiration, the seller is required to pay the purchaser an amount of cash to settle the call if the closing level of the stock index or stock index futures contract upon which the call is based is greater than the strike price of the call. That cash payment is equal to the difference between the closing price of the index or futures contract and the strike price of the call times a specified multiple (the "multiplier") which determines the total dollar value for each point of difference. When the purchaser buys a put on a stock index or stock index future, it pays a premium and obtains the right to require the seller, upon the purchaser's exercise of the put, to deliver to the purchaser an amount of cash to settle the put if the closing level of the stock index or stock index future upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier in the same manner as described above as to calls.

A fund neither pays nor receives money upon the sale of a futures contract. Instead, when a fund enters into a futures contract, it will initially be required to deposit with its custodian bank for the benefit of the futures broker an amount of "initial margin" of cash or U.S. Treasury Bills, which currently ranges from 1/10 of 1% to 4% of the contract amount, depending on the type of contract. The term "initial margin" in futures transactions is different from the term "margin" in securities transactions in that futures contract initial margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, initial margin is in the nature of a good faith deposit on the contract which is returned to the fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the futures broker are made on a daily basis as the market price of the futures contract fluctuates.

At any time prior to expiration of the futures contract, a fund may elect to close its position by taking an offsetting position which will operate to terminate the fund's position in the futures contract. While futures contracts on U.S. Government securities provide for the delivery and acceptance of securities, most futures contracts, including stock index futures contracts, are terminated by entering into offsetting transactions. Because of the low margin deposits required, futures trading involves a high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, the offsetting securities positions of the portfolio which are being hedged would, in most cases, substantially alleviate the loss incurred in the futures contract. In addition, a fund would presumably have sustained comparable losses if, instead of the futures contract, the fund had invested in the underlying financial instrument and sold it after the decline. Furthermore, in the case of a futures contract purchase, in order to be certain that a fund has sufficient assets to satisfy its obligations under a futures contract, the fund earmarks to the futures contract money market instruments equal in value to the current price of the underlying instrument less the margin deposit.

A clearing corporation associated with the commodity exchange on which a Futures Contract trades assumes responsibility for the completion of transactions and guarantees that Futures Contracts will be performed.

The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in stock market and/or interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.

LIMITATIONS ON OPTIONS AND FUTURES CONTRACTS. Transactions in options by underlying funds will be subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are written or held on the same or different exchanges or are written or held in one or more accounts or through one or more brokers. Thus, the number of options which an underlying fund may write or hold may be affected by options written or held by affiliates of such fund. Position limits also apply to futures contracts. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain sanctions.

OTHER TRANSACTIONS
The Funds intend to invest primarily in mutual funds as described herein and in the Prospectus. But they may also, subject to the limitations described in the Prospectus and this SAI, invest directly in any equity or fixed-income security that the underlying funds may hold. Such direct investment would be made only when, in the opinion of the Investment Manager, the expected benefits would exceed that available by investment in funds.

                             INVESTMENT RESTRICTIONS

The Funds have adopted the following investment restrictions, some of which have also been described in the Prospectus. They may not be changed without approval by holders of a majority of the outstanding voting shares of the Fund. A "majority" for this purpose, means the lesser of (i) 67% of the Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares.


As to each Fund, the Fund MAY NOT:

(1) Issue senior securities, borrow money or pledge its assets, except that each Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes in amounts (taken at the lower of cost or current value) not exceeding 5% or, in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities, 33.3% of its total assets (not including the amount borrowed) and may pledge its assets to secure such loans. So long as loans are outstanding, the Fund(s) (except for the Leveraged Growth Fund) will not purchase any securities. For the purpose of this restriction, collateral arrangements and initial and variation margin with respect to the purchase and sale of delayed delivery and when-issued securities, futures contracts and options are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures contracts or options are deemed to be the issuance of a senior security. In addition to the foregoing, the Leveraged Growth Fund may borrow for investment purposes as set forth elsewhere in the Prospectus and Statement of Additional Information;

(2) Make loans of money or securities, except the Fund may (a) purchase debt obligations in accordance with its investment objectives and policies, (b) lend its portfolio securities (up to 33% of the value of its total assets) as permitted under the Investment Company Act of 1940, as amended, and (c) invest in repurchase agreements (but repurchase agreements having a maturity of longer than 7 days, together with illiquid assets, are limited to 10% of the Fund's total assets);

(3) Invest more than 25% of the Fund's total assets in the securities of any one investment company, except as part of a merger, consolidation of other acquisition;

(4) Purchase or sell commodities or commodity contracts, real estate or other interests in real estate except that the Fund may: invest in (a) securities secured by real estate, securities of companies which invest or deal in real estate; and (b) futures contracts and options thereon (subject to number 5, below);

(5) Write, purchase or sell puts, calls or combinations thereof, or purchase or sell futures contracts or related options, except that, with respect to the High Yield Bond Fund pertaining to U.S. Government Securities, all Funds except the High Yield Bond Fund pertaining to stocks and stock indices, the Fund may: (a) purchase put and call options: (b) write covered put and call options provided that the aggregate value of the obligations underlying the put options will not exceed 50% of the net assets: (c) purchase and sell futures contracts; and (d) purchase options on futures contracts and sell covered options thereon, provided that the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Fund's net assets and the aggregate margin deposits required on all such futures contracts or options thereon held at any time do not exceed 5% of the Fund's total assets;

(6) As to 75% of it's total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (U.S. Government Securities are not subject to this limitation);

(7) Purchase more than 10% of the outstanding voting securities or of any class of securities of any one issuer (U.S. Government Securities are not subject to this limitation);

(8) Invest more than 25% of the value of its total assets in any industry or group of industries other than investment companies (except that U.S. Government Securities are not subject to these limitations);

(9) Invest more than 5% of its total assets in securities of issuers (other than U.S. Government Securities and investment companies) which together with their predecessors, have a record of less than three years' continuous operation;

(10) Invest in the securities of any issuer if any of the officers or trustees of the Trust or its Investment Manager who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the outstanding securities of such issuer;

(11) Invest in securities which are restricted as to disposition under the Federal securities laws;

(12) Invest in securities which are considered illiquid, if the total of such securities would exceed 10% of the Fund's total assets (Investment company securities are considered illiquid to the extent the Fund owns more than 1% of an investment company's outstanding shares)(Repurchase agreements maturing in more than 7 days are considered illiquid for purposes of this restriction) ;

(13) Invest for the purpose of exercising control or management of another issuer;

(14) Invest in interests in oil, gas or other mineral exploration or development programs (except the Fund may invest in securities issued by companies engaged in such businesses);

(15) Underwrite securities issued by others (except to the extent that the Fund may be deemed to be an underwriter under the Federal securities laws in connection with the disposition of portfolio securities);

(16) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions, and initial and variation margin payments in connection with transactions in Futures Contracts and related options are not considered purchasing securities on margin), provided, however, that this restriction which is intended to apply to margin accounts with brokers shall not restrict the Leveraged Growth Fund from borrowing from banks in accordance with the limitations contained in the Prospectus and in the Statement of Additional Information;

(17) Make short sales of securities or maintain a short position, except short sales "against the box." (A short sale is made by selling a security a Fund does not own. A short sale is "against the box" to the extent that a Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short.) (The purchase of put options as described in the prospectus is not a short position for the purposes of this restriction.);

(18) Participate on a joint or joint and several basis in any trading account in securities;

(19) Purchase foreign securities in excess of 5% of the Fund's total assets (ADRs and U.S.-registered investment companies are not considered foreign securities for this purpose); or

(20) Purchase foreign currencies.

Percentage restrictions stated in any investment restriction apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. However, in the case of the borrowing limitation, the Funds will, to the extent necessary, reduce their existing loans to comply with the limitation

                          SPECIAL SHAREHOLDER SERVICES

REGULAR ACCOUNT
The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in a Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date, along with a summary of the status of the account as of the transaction date. Shareholder certificates are issued only for full shares and only upon the specific request of the shareholder. Issuance of certificates representing all or only part of the full shares in a shareholder account may be requested by a shareholder.

SYSTEMATIC WITHDRAWAL PLAN
Shareholders owning shares of a Fund with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $50 per payment, by authorizing the Transfer Agent to redeem the necessary number of shares periodically (each month), or quarterly in the months of January, April, July and October) in order to make the payments requested. Share certificates for the shares being redeemed must be held by the Transfer Agent. If a check is used to pay the redemption proceeds, it will be made payable to the designated recipient and mailed within 7 days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Signature Guarantees" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. There is no charge for the use of this plan. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The Systematic
Withdrawal Plan may be terminated at any time by the Trust upon thirty day's written notice or by a shareholder upon written notice to the Transfer Agent. Applications and further details may be obtained by calling the Transfer Agent at 1-800-224-4743, or by writing to Merriman Mutual Funds, c/o US Bancorp Fund Services, LLC, 3rd Floor, PO Box 701, Milwaukee, WI 53201-0701.

RETIREMENT PLANS
As noted in the Fund's Prospectus, an investment in a Fund's shares may be appropriate for IRA's, Keogh Plans and corporate retirement plans. Unless otherwise directed, capital gains distributions and dividends received on Fund shares held by any of these plans will be automatically reinvested in additional Fund shares and will be exempt from taxation until distributed from the plans. Investors who are considering establishing such a plan may wish to consult their attorneys or tax advisers with respect to individual tax questions. The Trust intends to offer pre-qualified plans as described herein. However, new tax laws make numerous changes to existing retirement savings plans. The information presented here is necessarily general in nature and should not be acted on without appropriate professional advice.

INDIVIDUAL RETIREMENT ACCOUNT (IRA)
Shares of the Fund may be purchased as an investment for an IRA account, including those established by employers as Simplified Employee Pension-IRAs ("SEP-IRA") or Savings Incentive Match Plans ("SIMPLE") for the benefit of their employees. Information concerning an IRA, SEP-IRA or SIMPLE retirement plan, fees charged for maintaining such plans, more detailed information and disclosures made pursuant to requirements of the Internal Revenue Code ("the Code"), and assistance in opening a plan may be obtained from the Trust by calling 1-800-423-4893. New tax laws make numerous changes to existing retirement savings plan regulations. The following discussion is necessarily general in nature and should not be relied upon as a substitute for obtaining personal tax or legal advice.

DEDUCTIBLE IRA. Generally, beginning in 2002, a person may make deductible contributions out of earned income to an IRA up to $3,000 each year, $3,500 if age 50 or over. (These amounts are scheduled to increase beginning in 2005). However, persons who are active participants in employer sponsored pension plans ("Employer Plans") are subject to certain restrictions on deductibility. The restrictions for the calendar year 2002, applicable to active participants in Employer Plans, are as follows:

A single person who has an adjusted gross income of $34,000 or more, but not exceeding $44,000, is allowed to deduct a portion of his IRA contribution. That portion decreases proportionately to the extent the individual's income exceeds $34,000. No deduction is allowed where the single person's adjusted gross income exceeds $44,000.

A married couple filing a joint return with adjusted gross income of $54,000 or more, but not exceeding $63,000, is also allowed to deduct a portion of their IRA contributions. That portion decreases proportionately to the extent the couple's adjusted gross income exceeds $54,000. No deduction is allowed where the couple's adjusted gross income exceeds $63,000.

A married couple filing jointly where one spouse does not participate and the other spouse does participate in an Employer Plan, the spouse who does not participate may deduct IRA contributions up to $3,000, ($3,500 if age 50 or over), but this deduction is phased out where the couple's adjusted gross income ranges from $150,000 to $160,000. No deduction is allowed where the couple's adjusted gross income exceeds $160,000.

NONDEDUCTIBLE IRA. Individuals may make nondeductible contributions to the extent they are not eligible to make deductible IRA contributions. The Roth IRA allows individuals to contribute up to $3,000 ($6,000 for joint filers) annually out of earned income. An additional $500 amount is allowed to the extent the individual is 50 or over. Eligibility to contribute to a Roth IRA is phased out as adjusted gross income rises from $95,000 to $110,000 for single filers and from $150,000 to $160,000 for joint filers.

ROLLOVER TO A ROTH IRA. Amounts from existing deductible or nondeductible IRAs may be rolled over to a Roth IRA without the 10% early distribution penalty described below, unless the Taxpayer's adjusted gross income exceeds $100,000. However, regular income tax will be due on any existing taxable amounts that are rolled over from a current IRA.

TAXATION OF IRAS UPON DISTRIBUTION. An investment in Fund shares through IRA deductible or nondeductible contributions is advantageous because the deductible contributions, income, dividends and capital gains distributions earned on your Fund shares are generally not taxable to you as long as the Funds remain in your IRA, but may be taxable to you when distributed.

Distributions from IRAs are generally taxable as ordinary income when distributed to the extent of earnings and deductible contributions. Nondeductible contributions are not taxable. Because Roth IRA distributions are considered to come from nondeductible contributions first, no tax or penalty will generally result until all nondeductible contributions have been withdrawn. Distributions rolled over into another IRA ("Rollover Contributions") in accordance with certain rules under Section 408(d)(3) of the Code are tax-free, as are distributions made in the case of death or disability. In addition, earnings which accumulated tax-free on a Roth IRA are distributed tax-free to the extent that they are made with respect to Qualified Distributions. Qualified Distributions are distributions that are made (1) at least five years after the first year that a contribution was made to the Roth IRA and (2) after the age of 59-1/2, after the death or disability of an individual, or for qualified first-time home purchase expenses subject to a $10,000 lifetime maximum.

Most distributions from IRAs made before age 59-1/2 are subject to an early distribution penalty tax equal to 10% of the distribution (in addition to any regular income tax which may be due). Nondeductible contributions are not subject to the penalty. Penalty-free distributions are allowed for up to $10,000 of first-time home buying expenses. Penalty-free distributions are also allowed for money used to pay qualified higher education expenses (including graduate level course expenses) of the taxpayer, the taxpayer's spouse, or a child or grandchild of the taxpayer (or of the taxpayer's spouse). Qualified expenses include tuition, fees, books, supplies, required equipment, and room and board at a post-secondary educational institutional. Qualified expenses are reduced by certain scholarships and veterans' benefits and the excluded income on qualifying U.S. savings bonds. Penalty-free distributions are also allowed for Rollover Contributions, in the case of death or disability, made in the form of certain periodic payments, used to pay certain medical expenses or used to purchase health insurance for an unemployed individual. You will incur other penalties if you fail to begin distribution of accumulated IRA amounts by April 1 following the year in which you attain age 70-1/2, but this does not apply to the Roth IRA.

KEOGH PLANS AND CORPORATE RETIREMENT PLANS
Fund shares may also be purchased as an investment for Keogh and Corporate Retirement Plans. There are penalties for premature distributions from a Keogh Plan prior to age 59 1/2, except in the case of death or disability.

EXCHANGE PRIVILEGE
Shareholders may exchange shares (in amounts of $1,000 or more) of any Merriman Fund for shares of any other Merriman Fund or for shares of the following US Bancorp Money Market Funds made available to Merriman Fund shareholders: the First American Government Obligation Fund Class A, the First American Prime Obligation Fund Class A, or the First American Tax Free Obligation Fund Class A. A current prospectus of the First American Funds should be obtained and read prior to seeking any such exchange. There is a service charge levied by the Transfer Agent for each exchange made by telephone. There is no fee if made by mail. The Transfer Agent will redeem sufficient shares in your account to cover the fee, which currently is $5.00. This fee may be changed from time to time by the Transfer Agent, but shareholders will be given at least 60 days written notice prior to instituting a fee change. To make an exchange, an exchange order must comply with the requirements for a redemption or repurchase order and must specify the value or number of the shares to be exchanged. Your exchange will take effect as of the next determination of net asset value per share of each fund involved (usually at the close of business on the same day). The Trust reserves the right to limit the number of exchanges or to otherwise prohibit or restrict shareholders from making exchanges at any time, without notice, should the Trustees determine that it would be in the best interest of shareholders to do so. For tax purposes an exchange constitutes the sale of the shares of one fund and the purchase of those of the second fund. Consequently, the sale will likely involve either a capital gain or loss to the shareholder for Federal income tax purposes.

REDEMPTIONS IN KIND
No Fund intends, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Funds to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in portfolio securities. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. To protect shareholders, an irrevocable election has been filed under Rule 18f-1 of the Investment Company Act of 1940, as amended, wherein the Trust committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of either Fund during any ninety-day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net asset value at the beginning of such period.

TRANSFER OF REGISTRATION
To transfer shares to another owner, send a written request to the Transfer Agent c/o US Bancorp Fund Services, LLC, Mutual Fund Services, 3rd Floor, PO Box 701, Milwaukee, WI 53201-0701. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) any stock certificates which have been issued for the shares being transferred; (5) signature guarantees (See "Signature Guarantees" in the Prospectus); and (6) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Transfer Agent.

                               PURCHASE OF SHARES

The purchase price of Fund shares is the net asset value next determined after the order is received. An order received prior to the close of the New York Stock Exchange ("Exchange") will be executed at the price computed at the close on the date of receipt; an order received after the close of the Exchange will be executed at the price computed at the close on the next Business Day. The Exchange currently closes at 4:00 p.m., New York City time. An order to purchase shares is not binding on the Trust until the Transfer Agent confirms it in writing (or unless other arrangements have been made with the Transfer Agent, for example in the case of orders utilizing wire transfer of funds) and payment has been received.

The Trust has authorized one or more brokers or their designated intermediaries to accept on its behalf purchase and redemptions orders in Fund shares of the Trust. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or a broker's authorized designee, accepts the order, which will be priced at the Fund's Net Asset Value next computed.

The Trust reserves the right in its sole discretion (i) to suspend the offering of Fund shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of such Fund and its shareholders, and (iii) to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of Fund shares.

                          ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). In order to ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund's distributor, if any, and transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Asset Control ("OFAC"), and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

                              REDEMPTION OF SHARES

The Trust may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the Commission may permit.

No charge is made by the Trust for redemptions although, as disclosed in the Prospectus, the Trustees could impose a redemption charge in the future. Any redemption may be more or less than the shareholder's cost depending on the market value of the securities held by the Fund.


TELEPHONE REDEMPTION PRIVILEGE
The Prospectus describes the procedures the Funds follow to establish and operate the telephone redemption privilege. To protect the Funds, their agents and shareholders from liability, the Funds employ reasonable procedures to help ascertain that the instructions communicated by telephone are genuine. Among other things, the Transfer Agent will require the caller to provide verifying information unique to the shareholder. Such information could include a password or other form of personal identification. In addition, the call/transaction will be recorded.

                          NET ASSET VALUE DETERMINATION

Under the Investment Company Act of 1940, as amended, the Trustees are responsible for determining in good faith the fair value of the securities and other assets of the Funds, and they have adopted procedures to do so, as follows. The Net Asset Value of each Fund is determined as of the close of trading of the New York Stock Exchange (currently 4:00 p.m., New York City time) on each Business Day. A Business Day means any day, Monday through Friday, except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day and Christmas. Net asset value per share is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities which is accrued daily.

Securities which are traded over-the-counter and on a stock exchange will be valued according to the broadest and most representative market. It is expected that for U.S. Government Securities and other fixed income securities this ordinarily will be the over-the-counter market. For equity securities this will ordinarily be the principal exchange on which the security is traded or the NASDAQ National Market System. Over-the-counter securities that are not traded on a particular day and fixed income securities are priced at the current quoted bid price. However, U.S. Government Securities and other fixed income securities may be valued on the basis of prices provided by an independent pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices but take into account securities prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities. Stock exchange and NASDAQ securities are priced at the latest quoted sale on the date of valuation. Short-term debt securities which mature in 60 days or less are valued at amortized cost if their original term to maturity from the date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their term to maturity from the date of purchase exceeded 60 days, unless the Trustees determine that such valuation does not represent fair value. Short-term debt securities which mature in more than 60 days are valued at last sale or current bid quotations. Securities and other assets for which no quotations are readily available will be valued in good faith at fair value using methods determined by the Board of Trustees.

                              TRUSTEES AND OFFICERS

The  business  of  the  Funds  is  managed  by  the  Board  of  Trustees   under
Massachusetts law. The Trustees elect officers who are responsible for the day-to-day operations of the Funds and who execute policies formulated by the Trustees. The Trustees serve for an indefinite term and the officers are elected annually. The following is a list of the Trustees and officers of the Trust. Each Trustee who is an "interested person" of the Trust, as defined by the 1940 Act is indicated by an asterisk.

                                                                                                NUMBER OF
                                                                     PRINCIPAL                PORTFOLIOS IN          OTHER
                                                                   OCCUPATION(S)               FUND COMPLEX       DIRECTORSHIPS
    NAME, ADDRESS              POSITION(S)      LENGTH OF           DURING THE                 OVERSEEN BY           HELD BY
       AND AGE              HELD WITH TRUST    TIME SERVED        PAST FIVE YEARS                TRUSTEE             TRUSTEE
Paul A. Merriman, Age 59 *    President and      2-22-88 to     Since 1983, Presdient and Chief      3            None
1200 Westlake Ave N, Suite 700   Trustee         Present        Executive Officer of Merriman
Seattle, WA 98109                                               Capital Management, Inc. an
                                                                investment advisory firm.  Since
                                                                October 1987, General Partner of
                                                                Merriman Investment Management
                                                                Company, the Trust's Investment
                                                                Manager, whose advisory contract
                                                                was assigned to Merriman Capital
                                                                Management, Inc., an affiliated
                                                                company, on January 1, 2002.

William L. Notaro, Age 60 *  Executive Vice      2-22-88 to     Since 1981, owner of Wm. L. Notaro    3           None
35011 Rhododendron Dr SE  President, Secretary,  Present        & Company, a Seattle Investment
Snoqualmie, WA  98065      Treasurer & Trustee                  Advisory firm.  Since October 1987
                                                                Exec. Vice President and Chief
                                                                Operating Office of Merriman
                                                                Investment Management Company,
                                                                The Trust's Investment Manager,
                                                                whose advisory contract was assigned
                                                                to Merriman Capital Management, Inc.
                                                                on January 1, 2002.

David A. Ederer, Age 60          Trustee         2-22-88 to     Since 1974, Managing                3             Mr. Ederer
4919 NE Laurelcrest Lane                         Present        Partner of D.A. Ederer                            serves as a
Seattle, WA 98105                                               Company, a private                                member of
                                                                investment company. In                            The Board of
                                                                connection therewith, Mr.                         Cascade
                                                                Ederer serves as an                               Natural Gas,
                                                                Executive Officer and holds                       Inc. (1990 to
                                                                a substantial ownership position                  Present)
                                                                in numerous industrial and
                                                                service companies.

                                       18

Ben W. Reppond, Age 56           Trustee         2-22-88 to     Since 1981, General Manager and       3           None
13217 9th Avenue NW                              Present        Chief Executive Officer, Benefit Port
Seattle, WA 98177                                               NW, an insurance brokerage firm.

Donald E. West, Age 71           Trustee         10-21-98 to    Retired Boeing Company Management     3           None
4655 - 90th Avenue SE                            Present        Engineer.
Mercer Island, WA 98040

* Mr. Merriman and Mr. Notaro , as affiliated persons of the Investment Manager, are "Interested persons" of the Trust, as defined in the Investment Company Act of 1940.

     BOARD COMMITTEES. The Board of Trustees has established an Audit Committee, which oversees the Funds' accounting and financial reporting policies and the independent audit of their financial statements. The members of the Audit Committee are David A. Ederer, Ben W. Reppond and Donald E. West. The Audit Committee held 1 meeting during the fiscal year ended September 30, 2002. The Board of Trustees has no nominating or compensation committee or any committee performing similar functions.

     TRUSTEES' OWNERSHIP OF FUND SHARES. The Following table shows each Trustee's beneficial ownership of shares of the Funds and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. information is provided as of December 31, 2002.

                         Dollar Range of             Aggregate Dollar
                        Fund Shares Owned         Range of Shares of All
Name of Trustee            by Trustee           Funds Overseen by Trustee
---------------            ----------           -------------------------

Paul A. Merriman          over $100,000               over $100,000
William L. Notaro             None                        None
David A. Ederer               None                        None
Ben W. Reppond                None                        None
Donald E. West                None                        None


As of December 31, 2002 the Trustees and officers owned, as a group, 50,157 shares (2.10%) of the Leveraged Growth Fund, 18,814 shares (1.28%) of the Growth & Income Fund and 5,041 shares (1.19%) of the High Yield Bond Fund.


Trustees and officers of the Trust who are interested persons of the Trust receive no salary or fees from the Trust. Trustees of the Trust who are not interested persons of the Trust receive $1000 per year plus $200 per meeting of the Board of Trustees attended by them. For the fiscal year ended September 30, 2002, remuneration of the Trustees and officers, in the aggregate, by the Trust, was $6,000. The Funds do not provide pension or retirement benefits to the Trustees and officers. The compensation of the Trustees, which is borne by the Funds in the ratio of their respective average net assets, for the fiscal year ended September 30, 2002, was as follows:

                                          FLEXIBLE         GROWTH        LEVERAGED        TOTAL
                 NAME AND POSITION          BOND          & INCOME        GROWTH          FUND
                                            FUND            FUND           FUND          COMPLEX

             Paul A. Merriman                 -              -               -              -
             President & Trustee

             William L. Notaro                -              -               -              -
             Exec. Vice President,
             Secretary, Treasurer
             and Trustee

             David A. Ederer               $235.61        $638.82        $1125.57       $2000.00
             Trustee


             Ben W. Reppond                235.61          638.82         1125.57        2000.00
             Trustee

             Donald E. West                235.61          638.82         1125.57        2000.00
             Trustee

                                 CODES OF ETHICS

The Funds and the Funds' investment manager have adopted codes of ethics under rule 17j-1 of the Investment Company Act. Under such codes of ethics personnel of the Funds and the investment manager are permitted to invest in securities, including securities that may be purchased or held by the Funds.

                                 5% SHAREHOLDERS

The  Trust  is  aware  of  the  following   persons  who  owned,  of  record  or
beneficially, more than 5% of the shares of any Fund as of December 31st, 2002:

High Yield Bond Fund     Charles Schwab & Company, Inc.            29.22%    Record 1
                         San Francisco, California 94104-4122

Growth & Income Fund     Charles Schwab & Company, Inc.             5.03%    Record 1
                         San Francisco, California 94104-4122


Leveraged Growth Fund    Charles Schwab & Company, Inc.             5.44%    Record 1
                         San Francisco, California 94104-4122

1 Charles Schwab & Company, Inc. has advised the Trust that no individual client beneficiary owned so much as 5% of any Fund.

                               INVESTMENT MANAGER

Merriman Capital Management, Inc. (the "Investment Manager") manages the Funds' investments pursuant to an Investment Management Agreement as described in the Prospectus. Compensation of the Investment Manager, based upon the Fund's daily average net assets, is at the following annual rates:

                               High Yield Bond Fund           All Other Funds

On the First $250 million             1.000%                       1.250%
On the next $250 million               .875%                       1.125%
On all above $500 million              .750%                       1.000%


In the event that  additional  series or funds are  authorized  by the Trustees, each additional fund would compute investment fees separately. See the Prospectus for a description of the services provided to the Funds by the Investment Manager.

Advisory fees paid to the Investment Manager have been as follows:

   Fiscal Period         High Yield           Growth &          Leveraged
      Ended                Bond                Income             Growth
   September 30,            Fund                Fund               Fund

      2002                $51,997(1)        $148,307(1)         $262,313(1)
      2001                $66,540(1)       $  86,769(1)         $227,010(1)
      2000                $69,560(1)        $115,081            $278,802


(1) The Investment Manager made expense reimbursements of $20,061, $19,368 and $9,708 to the High Yield Bond Fund for the years ended September 30, 2002, 2001 and 2000, respectively, and $1,451 and $4,656 to the Growth & Income Fund and $9,459 and $4,771 to the Leveraged Growth Fund, for the years ended September 30, 2002 and 2001, respectively. Advisory fees paid, net of such reimbursements, were $31,936, $47,172 and $59,852, respectively for the High Yield Bond Fund, $146,856 and $82,113 for the Growth & Income Fund and $252,854 and $222,239 for the Leveraged Growth Fund for the respective years indicated.

The Investment Manager has agreed to limit each Fund's expenses. In the event that a Fund's expenses exceed such limits, the Investment Manager waives its fees and/or reimburses such Fund to the extent required to conform to such limitations. Currently, the maximum expense which each Fund may incur, expressed as a percentage of average net assets, is 2.5% of the first $30 million, 2% of the next $70 million, and 1.5% of all over $100 million.

The Investment Manager has voluntarily reduced the expense limit, based upon average net assets, to 2% of the first $30 million, 1.5% of the next $70 million, and 1% of all over $100 million for the Merriman Growth & Income Fund and Merriman Leveraged Growth Fund (exclusive of interest expense), and to 1.5% of the first $30 million and 1.0% of all over $30 million for the Merriman High Yield Bond Fund.

Paul A. Merriman is President and Trustee of the Trust and also serves as President of Merriman Capital Management, Inc., a company he founded and which serves as the Funds Investment Manager. William L. Notaro, Exec. Vice President of the Trust, serves as co-portfolio manager. Messrs. Merriman and Notaro serve as principal officers and trustees of the Trust. See "Trustees and Officers" for details.

The Investment Manager provides a continuous investment management program, furnishes the services and pays the compensation of the executive officers of the Trust, provides suitable office space, necessary small office equipment, utilities, general purpose forms and supplies used at the offices of the Trust. Each Fund will pay all of its own expenses not assumed by the Investment Manager, including, but not limited to, the following: custodian, stock transfer and dividend disbursing fees and expenses; clerical employees and junior level officers of the Trust as and if approved by the Board of Trustees; taxes; expenses of the issuance and redemption of shares (including stock certificates, registration and qualification fees and expenses); costs and expenses of membership and attendance at meetings of certain associations which may be deemed by the trustees to be of overall benefit to each Fund and its shareholders; legal and auditing expenses; and the cost of stationery and forms prepared exclusively for the Funds. General Trust expenses are allocated among the series, or Funds, on a fair and equitable basis by the Board of Trustees, which may be based on relative net assets of each Fund (on the date the expense is paid) or the nature of the services performed and the relative applicability to each Fund.

BOARD APPROVAL OF INVESTMENT ADVISORY CONTRACT

In approving the most recent annual continuance of the Investment Advisory Agreement, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of such Agreement. The principal areas of review by the Trustees were the nature and quality of the services provided by the Investment Manager and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees meeting with experienced counsel that is independent of the Investment Manager.

The Trustees' evaluation of the quality of the Investment Manager's services took into account their knowledge and experience gained through meetings with and reports of the Investment Manager over the course of the preceding year. Both short-term and long-term investment performance of the Funds were considered. Each Fund's current and longer-term performance were compared to its performance benchmark and to that of competitive funds and other funds with similar investment objectives. The Trustees also considered the scope and quality of the in-house capabilities of the Investment Manager and other resources dedicated to performing services for the Funds. The quality of administrative and other services, including the Investment Manager's role in coordinating the activities of the Funds' other service providers, were considered in light of the Funds' compliance with investment policies and applicable laws and regulations and of related reports by management and the Funds' independent public accountants in periodic meetings with the Trust's Audit Committee. The Trustees also considered the business reputation of the Investment Manager and its financial resources.

In reviewing the fees payable under the Investment Advisory Agreement, the Trustees compared the fees and overall expense levels of each Fund with those of competitive funds and other funds with similar investment objectives. The Trustees considered information provided by the Investment Manager concerning the Investment Manager's profitability with respect to the Funds in light of applicable case law relating to advisory fees. In evaluating each Fund's advisory fees, the Trustees also took into account the complexity and quality of the investment management of the Funds.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Investment Advisory Agreement. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interest of each Fund to continue its Investment Advisory Agreement without modification to its terms, including the fees charged for services thereunder.

                          MANAGEMENT AND OTHER SERVICES

Tait, Weller & Baker, of Philadelphia, PA, is the independent auditor of the Trust's financial statements.

US Bancorp Fund Services, LLC, Mutual Fund Services-3rd Floor, 615 E. Michigan Street, Milwaukee, WI 53202, serves as custodian for the Funds. As such it holds all cash and securities of the Fund (either in its possession or in its favor through "book entry systems" authorized by the Trustees in accordance with the Investment Company Act of 1940, as amended), collects all income and effects all securities transactions on behalf of the Funds.

US Bancorp Fund Services, LLC also serves as Shareholder Servicing Agent for the Funds. As such, it effects all transactions in shareholder accounts, maintains all shareholder records and pays income dividends and capital gains distributions as directed by the Board of Trustees.

US Bancorp Fund Services, LLC also serves as Fund Accounting Servicing Agent As such, it provides portfolio accounting services, expense accrual and payment services, Fund valuation and financial reporting services, tax accounting services and compliance control services. US Bancorp Fund Services, LLC's compensation, as Fund Accounting Servicing Agent, is $32,500 for each Fund plus the cost of quotation services subscriptions. Such compensation, for the fiscal years ended September 30, 2002, 2001 and 2000 was $116,907 $92,513, and
$139,575, respectively.

                                    BROKERAGE

It is the Trust's intention to seek the best price and execution for all portfolio securities transactions. The Investment Manager (subject to the general supervision of the Board of Trustees) directs the execution of the Fund's portfolio transactions. The Trust has adopted a policy which prohibits the Investment Manager from effecting Fund portfolio transactions with any broker-dealer related or affiliated with any Trustee, officer or director of the Trust or its Investment Manager or any interested person of such person. Normally, most of the Fund's portfolio transactions will be investments in other investment companies in which no brokerage commissions or dealer mark-ups are incurred. With respect to securities traded only in the over-the counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker. While there is no formula, agreement or undertaking to do so, the Investment Manager may allocate a portion of the Funds' brokerage commissions to persons or firms providing the Investment Manager with investment recommendations, statistical or research services useful to the daily operation of the Trust. The Funds regard such services, customarily only available in return for brokerage business, as one of the many steps involved in keeping abreast of the information generally circulated among institutional investors by broker-dealers. While this information is useful in varying degrees, it is of indeterminable value. Such services received on the basis of transactions for one Fund may also be used by the Investment Manager for the benefit of the other Fund or any other client it may have. Conversely, a Fund may benefit from such transactions effected for the benefit of the other Fund or of other clients. The Investment Manager may consider sales of Fund shares as a factor in the selection of brokers to execute portfolio transactions for a Fund, subject to best execution. It is the policy of the Trust not to pay higher brokerage commissions to any broker in consideration of research services provided than it would pay to a broker not providing such services. No brokerage commissions were paid during the past three fiscal years by any Fund.

                           ADDITIONAL TAX INFORMATION

Each Fund is qualified and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code). Failure to qualify would subject a Fund to federal income tax on its income and capital gains. As a qualified regulated investment company, a Fund will not be subject to federal income tax to the extent it distributes its net taxable income and its net capital gains to its shareholders. In order to qualify for tax treatment as a regulated investment company under the code, each fund will be required, among other things, to distribute annually at least 90% of its taxable income other than its net capital gains to shareholders (the "90% Test").

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year. Each Fund intends to make sufficient distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax.

Each Fund, including any additional fund(s) which might be created by the Trustees, is treated as a separate tax entity for Federal Income Tax purposes.

DIVIDENDS AND DISTRIBUTIONS. Dividends from net investment income and distributions of any capital gains will be taxable to shareholders (except for shareholders who are exempt from paying taxes on their income), whether received in cash or invested in additional Fund shares. For corporate shareholders, the 70% dividends received deduction, if applicable, may apply to distributions received from all Funds except the Leveraged Growth Fund. As to dividends received from the Leveraged Growth Fund, a substantial portion of the distributions should be eligible for the dividends received deduction for corporate shareholders. Eligibility for the deduction, however, is: (i) reduced to the extent that the Fund's shares with respect to which the dividends are received are treated as "debt-financed;" and (ii) eliminated if the Fund's shares are determined to have been held for less than 46 days. Amounts qualifying for the deduction are incredible in adjusted alternative minimum taxable income and may require corporate shareholders to reduce their basis in the event distributions are treated as "extraordinary dividends."


A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and no matter how long you have held Fund shares, even if they reduce the net asset value of shares below your cost and thus in effect result in a return of a part of your investment. The Fund will send shareholders information each year on the tax status of dividends and disbursements.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related Treasury Regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and Regulations are subject to change by legislative or administrative action at any time. Investors should consult with their own advisers for the effect of any state or local taxation and for more complete information on federal taxation.

                            CAPITAL SHARES AND VOTING

Shares of each Fund, when issued, are fully paid and non-assessable and have no preemptive or conversion rights. Each outstanding share, of whatever Fund, is entitled to one vote for each full share of stock and a fractional vote for each fractional share of stock, on all matters which concern the Trust as a whole. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the Fund, shall be voted in the aggregate and not by Fund; except (i) when required by the Investment Company Act of 1940, as amended, shares shall be voted by individual Fund; and (ii) when the matter does not affect any interest of a particular Fund, then only shareholders of the affected Fund or Funds shall be entitled to vote thereon. Examples of matters which affect only a particular Fund could be a proposed change in the fundamental investment objectives of that Fund or approval of the investment management agreement.

The shares of the Funds will have non-cumulative rights, which means that the holders of more than 50% of the shares voting for the election of trustees can elect all of the trustees if they choose so. The Declaration of Trust provides that, if elected, the Trustees will hold office for the life of the Trust, except that: (1) any Trustee may resign or retire; (2) any Trustee may be removed with or without cause at any time: (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act.

Otherwise there will normally be no meeting of shareholders for the purpose of electing Trustees, and none of the Funds are expected to have an annual meeting of shareholders.

Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g.; providing access to shareholder lists, etc.).

                        FINANCIAL STATEMENTS AND REPORTS

The books of each Fund will be audited at least once each year by independent auditors. Financial Statements of each Fund, as of September 30, 2002 (together with the report of the independent auditors), are included in the Trust's Annual Reports to Shareholders, respectively, and are incorporated herein by reference. Shareholders will receive annual audited and semi-annual (unaudited) reports when published, and will receive written confirmation of all confirmable transactions in their account. A copy of the Annual and Semi-Annual Reports are available free of charge and will accompany the Statement of Additional Information whenever it is requested by a shareholder or prospective investor.

                                   PERFORMANCE

The Funds may, from time to time, advertise certain total return information. The total return of the Funds for a period is computed by subtracting the net asset value per share at the beginning of the period from the net asset value per share at the end of the period (after adjusting for the reinvestment of any income dividends and capital gain distributions), and dividing the result by the net asset value per share at the beginning of the period. In particular, the average annual total return of the Funds ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P (1+T)n = ERV. The average annual total return for each Fund for the indicated period ended on September 30, 2002, is set forth below:

High Yield Bond Fund*                   1 Year      5 Years      10 Years

Return Before Taxes                     -2.07%       1.03%         4.22%
Return After Taxes on Distributions     -2.89%      -1.00%         1.72%
Return After Taxes on Distributions     -1.27%      -0.17%         2.15%
 and Sale of Fund Shares


Growth & Income Fund                    1 Year      5 Years      10 Years

Return Before Taxes                     -4.78%      -0.66%         5.05%
Return After Taxes on Distributions     -4.91%      -3.65%         2.16%
Return After Taxes on Distributions     -2.93%      -1.21%         3.17%
 and Sale of Fund Shares

Leveraged Growth Fund                   1 Year      5 Years      10 Years

Return Before Taxes                     -6.11%      -0.71%         5.38%
Return After Taxes on Distributions     -6.43%      -3.90%         3.05%
Return After Taxes on Distributions     -3.73%      -1.10%         3.82%
 and Sale of Fund Shares


Average annual total returns may also be calculated (i) after taxes on distributions and (ii) after taxes on distributions and sale of Fund shares. Average annual total return (after taxes on distributions) is computed by finding the average annual compounded rates of return over the 1-, 5-, and 1--year periods that would equate the initial amount invested to the ending value, according to the following formula: P(1+T)n = ATV, where P = a hypothetical initial payment of $1,000, T = average annual total return (after taxes on distributions), n = number of years, andATV = ending value of hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods (or fractional portion) after taxes on Fund distributions but not after taxes on redemption. Average annual total return (after taxes on distrbutions and sale of Fund shares) is caluclated in the same manner except that the ending value of the hypothetical $1,000 payment includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the Measurement period. State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Funds' past performance, before and after taxes, is not necessarily an indication of how the Funds will perform in the future.

The Funds may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total returns. A nonstandardized quotation of total return will always be accompanied by the Fund's average annual total returns as described above.

Performance quotations should not be considered as representative of the Funds' performance for any specified period in the future.

The Funds' performance may be compared in sales literature to the performance of other mutual funds having similar objectives or to standardized indices or other measures of domestic, international or global investment performance. In particular, the Funds may compare their performance to the S & P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the U.S. securities markets. The High Yield Bond Fund may compare its performance to one or more broad based high yield bond indices.

Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters or financial periodicals.

Performance comparisons may be useful to investors who wish to compare the Funds' past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

                                    APPENDIX

                           DESCRIPTION OF BOND RATINGS

EXCERPTS FROM MOODY'S INVESTORS SERVICE, INC.'S DESCRIPTION OF ITS BOND RATINGS:
Aaa-judged to be of the best quality. They carry the smallest degree of investment risk; Aa-judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds; A-posses many favorable investment attributes and are to be considered 'upper medium-grade obligations'; Baa-considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; Ba-judged to have speculative elements; their future cannot be considered as well assured; B-generally lack characteristics of a desirable investment; Caa-are of poor standing. Such issues may be in default or there may be present elements of danger with respect to payment of principal or interest; Ca-speculative in a high degree; often in default; C-lowest rated class of bonds; regarded as having extremely poor prospects.

     Moody's also supplies numerical indicators-1,2 and 3-to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking and 3 indicates a ranking toward the lower end of the category.

EXCERPTS FROM STANDARD & POOR'S  CORPORATION'S  DESCRIPTION OF ITS BOND RATINGS:
AAA-highest grade obligations. Capacity to pay interest and repay principal is extremely strong; AA-also qualify as high grade obligations. A very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree; A-regarded as upper medium grade. A strong capacity to pay interest and repay principal although somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rating categories; BBB-regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. This group is the lowest which qualifies for commercial bank investment; BB, B, CCC, CC-predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligations; BB indicates the lowest degree of speculation and CC the highest.

     S&P applies indicators "+", no character, and "-" to its rating categories. The indicators show relative standing within the major rating categories.

                                     PART C

                            MERRIMAN INVESTMENT TRUST




                                    FORM N-1A

                                OTHER INFORMATION

ITEM 23. EXHIBITS

     (a)  Restated   Declaration   of  Trust  -   Incorporated   by   reference,
            Post-Effective  Amendment No. 15, filed April 11, 1997,
            Accession No.0000830274-97-000001.
     (b) By-Laws - Incorporated by reference, Post-Effective Amendment No. 21, filed November 29, 1999,
            Accession No. 0000830274-99-000013.
     (c)  Instruments Defining the Rights of Security Holders -
            `See Declaration of Trust, Articles VI, VII and  VIII,  Incorporated
              by  reference,  Post-Effective  Amendment  No. 15,  filed
              April 11, 1997, Acession No. 0000830274-97-000001.
            See By Laws, Articles I,  VI  and  VII, Incorporated  by  reference,
              Post-Effective  Amendment  No. 21, filed
              November 29, 1999, Accession No. 0000830274-99-000013.
     (d)  Investment   Management   Agreement  -   Incorporated   by  reference,
          Post-Effective Amendment No. 21, filed November 29, 1999, Accession No. 0000830274-99-000013.
     (e)  Underwriting Contracts - None, Not Applicable.
     (f)  Bonus or Profit Sharing Contracts - None, Not Applicable
     (g)  Custodian  Agreement  -  Incorporated  by  reference,   Post-Effective
          Amendment   No.  21,   filed   November  29,   1999,   Accession   No.
          0000830274-99-000013.
     (h)  Other Material  Contracts - Incorporated by reference,  Post-Effective
          Amendment   No.  21,   filed   November  29,   1999,   Accession   No.
          0000830274-99-000013.
               (1) Shareholder Services Agreement.
               (2) Fund Accounting Services Agreement.
               (3) Powers of Attorney.
     (i) Legal Opinion - Incorporated by reference, Post-Effective Amendment No. 21, filed November 29, 1999, Accession No. 0000830274-99-000013.
     (j)  Consent of Independent Auditors - Enclosed
     (k)  Omitted   Financial   Statements  -  Annual  Report  to  Shareholders,
          September 30, 2002 -
            Incorporated  by reference,  Filed  November 20, 2002,
            Accession No. 0000830274-02-000006
     (l)  Initial Capital Agreements - None, Not Applicable.
     (m)  Rule 12b-1 Plan - None, Not Applicable.
     (n)  Financial Data Schedule - None, Not Applicable.
     (o)  Rule 18f-3 Plan - None, Not Applicable.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     There are no persons controlled by or under common control with the Registrant.

ITEM 25. INDEMNIFICATION

     Article VIII of the Trust's Declaration of Trust provides for indemnification of certain persons acting on behalf of the Trust.
     Article VIII, Section 8.1 states, "The Trustees and officers of the Trust, in incurring any debts, liabilities or obligations, or in limiting or omitting any other actions for or in connection with the Trust, are or shall be deemed to be acting as Trustees or officers of the Trust and not in their own capacities," and further states that, "subject to Section 8.4 hereof, no Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever in tort, contract or otherwise to any other Person in connection with the assets or affairs of the Trust or of any Fund, unless only that arising from his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or the discharge of his functions."
     Section 8.2 states  concerning a Trustee's  liability,  "Subject to Section
8.4 hereof, a Trustee shall be liable for his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. Subject to the foregoing, (i) the Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, consultant or Contracting Party, nor shall any Trustee be responsible for the act or omission of any other Trustee;
(ii) the Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust and their duties as Trustees, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice; and (iii) in discharging their duties, the Trustees, when acting in good faith, shall be entitled to rely upon the books of account of the Trust and upon written reports made to the Trustees by any officer appointed by them, any independent public accountant, and (with respect to the subject matter of the contract involved) any officer, partner or responsible employee of a Contracting Party. The Trustees as such shall not be required to give any bond or surety or any other security for the performance of their duties."
     Concerning indemnification by the Trust, or Fund of the Trust, section 8.4 states, "Subject to the limitations set forth in this Section 8.4, the Trust shall indemnify (from the assets of the Fund or Funds to which the conduct in question relates) each of its Trustees and officers, including Persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (referred to hereinafter, together with such Person's heirs, executors, administrators or other legal representatives, as a "Covered Person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that his action was in or not opposed to the bet interests of the Trust or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (either and both of the conduct described in clauses (i) and (ii) above being referred to hereinafter as "Disabling Conduct"). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that such Covered Person was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against such Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that such Covered Person was not liable by reason of Disabling Conduct by (a) vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as the quoted phrase is defined in
Section 2(a)(19) of the 1940 Act nor parties to the action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened (such quorum of such Trustees being referred to hereinafter as the "Disinterested Trustees"), or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Fund or Funds to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided, that the Covered Person shall have undertaken to repay the amounts so paid if it is ultimately determined that indemnification of such expenses is not authorized under this
Article VIII and if (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of the Disinterested Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be entitled to indemnification hereunder."
     Regarding compromise payments, the Declaration of Trust states, "As to any matter disposed of by a compromise payment by any Covered Person referred to in
Section 8.4 hereof, pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved (i) by a majority of the Disinterested Trustees or (ii) by an independent legal counsel in a written opinion. Approval by the Disinterested Trustees pursuant to clause (ii) shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with either of such clauses as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office."
     Finally, Section 8.6 states that, "The right of indemnification provided by this Article VIII shall not be exclusive of or affect any of the rights to which any Covered Person may be entitled. Nothing contained in this Article VIII shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other Persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such Person."
     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons by the Trust's Declaration of Trust and By-Laws, or otherwise, the Trust has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in said Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a director, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Trust will, unless, in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     The Trust reserves the right to purchase Professional Indemnity insurance coverage, the terms and conditions of which would conform generally to the standard coverage available to the investment company industry. Such coverage for the Trust would generally include losses incurred on account of any alleged negligent act, error or omission committed in connection with the operation of the Trust, but excluding losses incurred arising out of any dishonest, fraudulent, criminal or malicious act committed or alleged to have been committed by the Trust. Such coverage for trustees and officers would generally include losses incurred by reason of any actual or alleged breach of duty, neglect, error, misstatement, misleading statement or other act of omission committed by such person in such a capacity, but would generally exclude losses incurred on account of personal dishonesty, fraudulent breach of trust, lack of good faith or intention to deceive or defraud, or willful failure to act prudently. Similar coverage by separate policies may be afforded the investment manager and its directors, officers and employees. Notwithstanding the foregoing, no insurance will be purchased which protects or purports to protect any officer or trustee for actions constituting willful misfeasance, bad faith, gross negligence or reckless disregard of duties.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     See Part B, "Trustees and Officers," for the activities and affiliations of the officers and directors of the Investment Adviser. Currently, the Investment Adviser's sole business is to serve the Trust, principally as its investment adviser.

ITEM 27. PRINCIPAL UNDERWRITERS

     None - Not Applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

     All account books and records not normally held by the Custodian, Shareholder Servicing Agent and Fund Accounting Services Agent are held by the Trust in the care of Paul A. Merriman, 1200 Westlake Avenue, North, Seattle, Washington 98109.

ITEM 29. MANAGEMENT SERVICES

     The substantive provisions of a Fund Accounting Services Agreement between the Registrant and US Bank Trust Services, LLC, are discussed in Part B hereof. The Agreement is referred to herein as Exhibit 9(B).

ITEM 30. UNDERTAKINGS

     The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual (and semi-annual, if applicable) report to shareholders, upon request and without charge.
     The Registrant, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee or trustees and further undertakes to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Seattle, and State of Washington on the 27th day of December, 2002.


                            MERRIMAN INVESTMENT TRUST


                  By:              /s/ Paul A. Merriman
                                   Paul A. Merriman
                                   President

     Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.



/s/ David A. Ederer *                Trustee                          12/27/2002
David A. Ederer                                                          Date



/s/ Paul A. Merriman           Trustee and President                  12/27/2002
Paul A. Merriman                                                         Date



/s/ William L. Notaro     Trustee, Executive Vice President,          12/27/2002
William L. Notaro              Secretary and Treasurer                   Date



/s/ Ben W. Reppond *                  Trustee                         12/27/2002
Ben W. Reppond                                                           Date



/s/ Donald E. West *                  Trustee                         12/27/2002
Donald E. West                                                           Date



* Signed by Paul A. Merriman under Powers of Attorney dated 02/28/1988.

                                    EXHIBITS

                            MERRIMAN INVESTMENT TRUST

                                    FORM N-1A



                                INDEX OF EXHIBITS
                  (Numbers coincide with Item 23 of Form N-1A)



                 (J) CONSENT OF INDEPENDENT AUDITORS - ENCLOSED

                                   EXHIBIT (j)


                         Consent of Independent Auditors